SEMIANNUAL REPORT April 30, 2000

NUVEEN Investments Invest well. Look ahead. LEAVE YOUR MARK.sm


Exchange-Traded Funds

Dependable, tax-free income to help you keep more of what you earn.



INSURED QUALITY
NQI

INSURED OPPORTUNITY
NIO

PREMIER INSURED INCOME
NIF

INSURED PREMIUM INCOME 2
NPX

PHOTO OF: WATER
PHOTO OF: CHILD

Credit Quality Highlights
As of April 30, 2000


Nuveen Insured Quality Municipal Fund, Inc. (NQI)
PIE CHART:
Insured                          78%
Insured & U.S. Guaranteed        21%
U.S. Guaranteed                   1%


Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)
PIE CHART:
Insured                          71%
Insured & U.S. Guaranteed        28%
U.S. Guaranteed                   1%


Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)
PIE CHART:
Insured                          66%
Insured & U.S. Guaranteed        20%
U.S. Guaranteed                  14%


Nuveen Insured Premium Income Municipal Fund 2 (NPX)
PIE CHART:
Insured                          91%
Insured & U.S. Guaranteed         9%


   CONTENTS
 1 Dear Shareholder
 3 Portfolio Manager's Comments
 6 NQI's Performance Overview
 7 NIO's Performance Overview
 8 NIF's Performance Overview
 9 NPX's Performance Overview
10 Portfolio of Investments
36 Statement of Net Assets
37 Statement of Operations
38 Statement of Changes in Net Assets
40 Notes to Financial Statements
45 Financial Highlights
48 Build Your Wealth Automatically
49 Fund Information

All the long-term and intermediate investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

Photo of: Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: "Building and sustaining wealth requires sound, ongoing advice."

Dear Shareholder
The primary objective of your Nuveen Municipal Exchange-Traded Fund is to provide dependable, attractive tax-free dividends. I am pleased to report that your Fund continued to achieve this goal during the period covered by this report. I also encourage you to read the Portfolio Manager's Comments later in this report, where your Fund's manager takes a comprehensive look at the investment environment and performance of your Fund for this period.

As an income-oriented investment, we believe your Nuveen Exchange-Traded Fund is well positioned to be a core element of your long-term investment program. With the help of your financial advisor, all of us at Nuveen Investments are dedicated to providing the services, products, perspectives and solutions you need to help you meet your personal and family goals.


NEW WAYS TO THINK ABOUT WEALTH
In the past few years, much attention
has been directed toward the ways we're accumulating wealth. At Nuveen, we believe it is just as important for investors also to focus on preserving that wealth, on the responsibilities wealth brings with it, and on the legacies we will leave for future generations.

This long-term perspective is a key to understanding our portfolio management strategies, our insistence on quality and our determination to provide investments that can withstand the test of time. It is a philosophy that we think is encapsulated well in our brand theme: Invest Well. Look Ahead. Leave Your Mark.SM


INVEST WELL
Building and sustaining the wealth that can result in lasting legacies requires a well-developed plan, sound on-going advice, and the discipline to stay focused on long-term results. With today's abundance of investment products and offers, it also increasingly requires an experienced and trusted advisor who can guide you through the opportunities and the pitfalls. With so much potentially at stake, Nuveen Investments is dedicated to delivering quality products like your Nuveen Fund through the financial advisors who assist you in making wise investment choices and help you manage your most important financial assets.

LOOK AHEAD
We urge all our investors to look ahead, not only to their own goals and futures, but toward those of future generations as well. We now stand on the threshold of a new century, anticipating a time of change, discovery and potential that may one day make the year 2000 seem as archaic as the year 1900. We don't know all that the future will bring, but we do know that a well-diversified, carefully-monitored investment program that combines elements of growth, income and capital preservation will form a solid foundation that can help meet whatever opportunities and challenges the new century has to offer.


LEAVE YOUR MARK
With the enormous wealth creation of the last decade and the considerable intergenerational transfer of wealth that is expected to occur over the next 20 years, investors today have a significant opportunity to shape their own and their family's financial future. These may include establishing trusts, endowments or legacies that can directly affect our families and communities for generations to come. We at Nuveen Investments are committed to facilitating and raising the level of dialogue between investors and their financial advisors in ways that can help meet goals that extend far beyond the boundaries of a single lifespan.

Since 1898, the name Nuveen has been synonymous with quality investments, careful research and prudent management. Today, more than ever, the investments and services we offer through financial advisors may be well suited to those who recognize and embrace the need for building and managing wealth.
We encourage you to speak with your financial advisor about how you can enhance your investment program in ways that help you Look Ahead, Invest Well and Leave Your Mark.

Sincerely,

/S/ TIMOTHY R. SCHWERTFEGER

TIMOTHY R. SCHWERTFEGER
Chairman of the Board

June 15, 2000

Sidebar text: "We believe your Nuveen Exchange-Traded Fund is well positioned to be a core element of your long-term investment program."

Nuveen National Insured Exchange-Traded Funds (NQI, NIO, NIF, NPX) Portfolio Manager's Comments


PORTFOLIO MANAGER STEVE KRUPA REVIEWS THE NATIONAL ECONOMY, ITS IMPACT ON THE MUNICIPAL MARKET AND FUND PERFORMANCE, AND THE KEY STRATEGIES USED TO MANAGE THE NUVEEN NATIONAL INSURED EXCHANGE-TRADED FUNDS. STEVE, WHO HAS MORE THAN 20 YEARS OF INVESTMENT EXPERIENCE AT NUVEEN, HAS MANAGED NQI AND NIO SINCE THEIR INCEPTIONS IN 1990 AND 1991, ADDING PORTFOLIO MANAGEMENT RESPONSIBILITIES FOR NIF AND NPX IN 1998.


WHAT FACTORS AFFECTED THE U.S. ECONOMY OVER THE PAST 12 MONTHS?
In April 2000, the United States entered its tenth year of uninterrupted economic expansion, the longest continuous expansion in the nation's history. While the strong growth trends and relatively benign inflation that have been the hallmarks of this expansion remained largely in place, unabated consumer spending and tight labor markets kept the Federal Reserve concerned that the pace of growth would eventually trigger a resurgence of inflation.

The shift in financial market sentiment to worries about runaway growth and inflationary pressures was a marked contrast to the concerns about slower growth and deflation that followed the global financial crisis of 1998. The primary catalysts behind this change in sentiment - in addition to consumer spending and the scarcity of qualified workers - include the quick recovery of the global economy following the 1998 events, rising commodity prices, and the accelerating effect of excess cash created to ensure liquidity during the transition into the year 2000.

All of this prompted the Federal Reserve to embark on a tightening path. In June 1999 the Fed began a series of five short-term interest rate increases within one year that eventually raised the federal funds rate 1.25% to 6.0%. (In May, the Fed raised rates a sixth time, bringing the fed funds rate to 6.5%.) As the Fed acted and then continued to leave the door open for additional tightenings, investor uncertainty grew, the equity markets became increasingly volatile, and bond prices declined as yields pushed higher. The shift in the economic landscape has been complicated by the rapidly shrinking supply of long-term Treasuries, as the U.S. government accelerated its program to buy back Treasury debt. This has created some severe dislocations within and between Treasuries and other bond markets. Following the Fed's rate hikes, the Treasury yield curve remained inverted, with the yield on a two-year notes about 60 basis points higher than that of a 30-year bond.

The Fed's rapid action to rein in the monetary base, plus the shift in policy from global monetary stimulus to restraint, has provided a foundation that may help to counterbalance some of the current pressures in the economy. Investors continue to hope that the Fed's moves will not jeopardize the expansion by doing too little or too much, but instead successfully engineer a soft landing for the U.S. economy.


HOW HAVE THESE EVENTS AFFECTED THE MUNICIPAL MARKET?
The cumulative effects of the economic events of the past 12 months were negative for the fixed-income markets, including municipal bonds. Once the Fed began its series of interest rate hikes, the rise in municipal yields accelerated. Over the 12 months ending April 2000, long-term municipal yields rose about 80 basis points, compared with a 30-point gain in 30-year Treasury yields. Concurrent with the rise in yields, municipal bond prices slumped. As a result, by the end of April 2000, long-term municipal yields were 102% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999.

During the first four months of 2000, new municipal issuance declined more than 26% from the level of the first four months of 1999. This continued the trend begun last year, as the rising interest rate environment deterred municipalities from issuing new bonds or refinancing old debt. In addition, robust tax revenue collections have enabled many state and local governments to use more pay-as-you-go financings rather than bond issuance to fund projects. Overall, the decline in supply helped to offset some of the negative impact that higher interest rates and equity market activity had on the demand for municipal bonds and, ultimately, on bond prices.

According to the most recent data released by the Federal Reserve Board, demand for municipal bonds on the part of individual investors continued to grow in 1999, maintaining a trend seen over the past four years. While total U.S. municipal debt grew by 5% in 1999, holdings by individual investors grew 11%. As of January 2000, these investors held 34% of the outstanding municipal debt in the U.S. This provided some support for a municipal market experiencing a decline in demand from institutional investors. Buying by mutual and money market funds, which together accounted for 29% of municipal debt holdings, reflected the lower demand for bond funds. Property and casualty insurance companies, the fourth largest group of municipal bond holders with 14%, had less cash to spend on municipals due to claims from natural disasters and pricing competition - although we have seen a recent pick up in demand from this group.

The economic prosperity of the past decade has benefited all sectors of the municipal bond market, resulting in upgrades in debt ratings. In 1999, upgrades by Standard & Poor's outnumbered downgrades by a ratio of almost 4 to 1. In fact, the fourth quarter of 1999 marked the 17th consecutive quarter in which upgrades exceeded downgrades. The tax-backed sector, which includes general obligation bonds issued by states, local municipalities, and school and special purpose districts, fared particularly well in 1999, with upgrades outnumbering downgrades 30 to 1.


WERE THE FUNDS' DIVIDENDS AFFECTED BY THE ENVIRONMENT OF THE PAST 12 MONTHS? During the past year, good call protection helped to support the dividends of NQI, NIF, and NPX and shield the income of these Funds from erosion. As of April 30, 2000, NQI and NIF had provided shareholders with stable dividends for 24 and 22 consecutive months, respectively, while NPX's record of steady dividends extended to 42 consecutive months. In NIO, however, the eroding effect of a number of bond calls impacted the Fund's income, leading to a dividend adjustment in December 1999. Despite this one adjustment, all of the Funds continued to provide competitive market yields.

NQI, NIO and NIF have all passed or are approaching their ten-year anniversaries, meaning many of the high coupon bonds purchased at the time of their inceptions may become subject to calls. The proceeds from these calls are being used to purchase current coupon bonds that generally may pay a lower rate of interest than the bonds they replace. While we actively manage the portfolios to try to mitigate the effects of this process, bond calls in this environment may have the net effect of reducing the income the Funds generate to pay dividends.

In addition, all four Funds are leveraged. Leverage tends to enhance the dividends paid to common shareholders, but the extent of that benefit is tied to some degree to the short-term rates the Funds pay their MuniPreferred(R) shareholders. As short-term rates rise, the income available for common shareholders decreases. As noted, the Federal Reserve raised short-term rates six times between June 1999 and May 2000, and these actions have had a corresponding impact on short-term municipal rates. This may begin to exert an influence on the common share dividends if short-term rates continue at historically high recent levels.


OVERALL, HOW DID THESE NUVEEN FUNDS PERFORM OVER THE PAST YEAR?
For the 12 months ended April 30, 2000, the national insured Funds produced total returns on NAV as shown in the accompanying table. For comparison purposes, the annual returns for the Lehman Brothers Insured Municipal Bond Index1 and Lipper Peer Group2 also are presented.



                                                              LEHMAN
                                                               TOTAL      LIPPER
          MARKET YIELD            TOTAL RETURN ON NAV        RETURN1    AVERAGE2
--------------------------------------------------------------------------------
                                 1 YEAR                       1 YEAR      1 YEAR
                   TAXABLE-       ENDED       TAXABLE-         ENDED       ENDED
      4/30/00   EQUIVALENT3     4/30/00    EQUIVALENT3       4/30/00     4/30/00
--------------------------------------------------------------------------------
NQI     6.86%         9.94%      -5.01%         -2.30%        -1.65%      -3.96%
--------------------------------------------------------------------------------
NIO     7.15%        10.36%      -3.87%         -1.18%        -1.65%      -3.96%
--------------------------------------------------------------------------------
NIF     6.89%         9.99%      -4.76%         -2.14%        -1.65%      -3.96%
--------------------------------------------------------------------------------
NPX     6.64%         9.62%      -5.01%         -2.61%        -1.65%      -3.96%
--------------------------------------------------------------------------------
Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


The relative underperformance of the Funds' total returns on NAV when compared with the Lehman Index can be attributed largely to their durations,4 which are a measure of each Fund's NAV volatility in reaction to interest rate movements. These are leveraged Funds, and while leveraging can enhance the dividends paid to common shareholders, it also has the effect of lengthening a Fund's duration. In addition, durations often are lengthened when we look to add call protection to the portfolios. As of April 30, 2000, the durations of the insured Funds ranged from 10.89 to 13.36, compared with the Lehman Brothers Insured Municipal Bond Index's 8.65.

The longer the duration, the more sensitive the Fund's NAV is to changes in interest rates in either direction. During a period of falling interest rates, bond prices rise and a long duration enables a Fund's NAV to participate more fully in market gains. Conversely, when interest rates rise (as they have over most of the past year), a long duration can make the Fund's NAV more vulnerable to price declines and produce weaker total return performance.

Over the past year, the durations of these Funds lengthened considerably, due largely to market action. In addition, proceeds from sold or called bonds were reinvested in issues with longer durations, which bene-



1 The Funds' performance is compared with that of the Lehman Brothers Insured Municipal Bond Index, an unleveraged index comprising a broad range of insured municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Funds' total returns are compared with the average annualized return of the 21 funds in the Lipper Insured Leveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fundcurrent market yield and a federal income tax rate of 31%, while the taxable-equivalent total return is based on the annualized total return and the 31% federal income tax rate.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the Funds and therefore differs from the duration of the actual portfolio of individual bonds that make up the Funds. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

fited the Funds by providing attractive yields and better call protection. The longer durations should help to strengthen the Funds' long-term dividend prospects and position the Funds to regain net asset value if the bond market recovers and interest rates decline.


WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
The uncertain economic environment, coupled with an investor focus on equity market performance, has tended to dampen interest in most fixed-income products. This lack of demand has put pressure on the prices of many municipal bond investments, including these four Funds.

As shown in the charts on the Performance Overview pages, the share prices for all four Funds have gradually declined over much of the past year. These price declines generally were larger than the declines in the Funds' NAVs. As a result, NPX saw its discount (share price below NAV) widen, while the premiums (share price above NAV) on NQI, NIO and NIF moved to discounts. With the market prices of all these Funds now lower than the actual value of the bonds in their portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of these Nuveen Funds.


WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN INSURED FUNDS DURING THE 12 MONTHS ENDED APRIL 30, 2000?
The past 12 months represented a challenging period for all fixed-income investments, including your Nuveen Fund. However, the period also provided opportunities to improve the Funds' structures, provide additional diversification, strengthen the Funds' long-term dividend-paying capabilities, and enhance tax efficiency by offsetting potential capital gains with capital losses.

Based on the Funds' different inception dates and portfolios, we employed slightly different strategies to manage NQI and NIO than we used in NIF and NPX. In both cases, however, the goal was the same: to improve the structure of the Fund while maintaining, or possibly even enhancing, its income and dividend generating potential. In NQI and NIO, we focused on replacing prerefunded bonds with issues offering longer maturities and extended call protection. The recent market provided opportunities to implement this strategy without a significant loss of income. In NIF and NPX, which have lower embedded yields than the other two insured Funds, we sold some of the lower coupon bonds and reinvested the proceeds in issues offering higher yields. Again, the rising yields provided by the recent market helped us implement this strategy.

Overall, we continued to be value investors, searching for undervalued bonds in overlooked sectors of the market. We believe Nuveen's experienced Research team provided an advantage in this area, helping us identify attractive situations and supplying the background we needed to understand issuers. This was especially true in the healthcare and utilities sectors, where deregulation and other concerns have caused some investors to avoid the market entirely. Each of the Insured Funds has significant exposure to healthcare (12% in NPX, 14% in NIO, and 16% in NQI and NIF) and utilities (14% in NQI and NIO, 15% in NIF, and 22% in NPX). Given Nuveen's research capabilities and prudent investment approach, we believe these two sectors presented opportunities for informed investors who understood the dynamics and risks involved.


WHAT IS YOUR OUTLOOK FOR THE NUVEEN INSURED FUNDS?
NIF and NPX currently feature excellent levels of call protection, with only 3% of NIF and 1% of NPX subject to calls between now and the end of 2001. While NQI and NIO offer good call protection for the remainder of this year, in 2001 these two Funds, which were assembled in 1990 and 1991, enter the normal part of the bond market cycle when bond calls are more likely to occur. In 2001, scheduled calls could affect approximately 10%-20% of NQI's and NIO's portfolios. Our strategies for addressing this period include closely monitoring call activity in the portfolios and taking advantage of opportunities to sell bonds before their call dates, replacing them with the best bonds available in the market at the time of sale.

Overall, we plan to focus on the same strategies that we have emphasized over the past six months, including enhancing portfolio structure and working to strengthen the Funds' dividend payment capabilities. We expect the market to continue working its way through a period of uncertainty that may last beyond the fall elections. Opportunities do arise in these types of markets, and we are ready to take advantage of developing situations. We believe the Funds continue to be well positioned to provide attractive income and a measure of portfolio diversification that can be a valuable benefit to investors now and in the future.

Nuveen Insured Quality Municipal Fund, Inc.
Performance Overview
As of April 30, 2000

NQI

PORTFOLIO STATISTICS
Inception Date                               12/90
--------------------------------------------------
Share Price                                $13 3/8
--------------------------------------------------
Net Asset Value                             $13.94
--------------------------------------------------
Market Yield                                 6.86%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.94%
--------------------------------------------------
Fund Net Assets ($000)                    $845,366
--------------------------------------------------
Average Effective Maturity (Years)           19.75
--------------------------------------------------
Leverage-Adjusted Duration                   11.80
--------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -9.99%        -5.01%
--------------------------------------------------
5-Year                         4.72%         5.03%
--------------------------------------------------
Since Inception                5.61%         6.85%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -7.32%        -2.30%
--------------------------------------------------
5-Year                         7.63%         7.91%
--------------------------------------------------
Since Inception                8.60%         9.87%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                21%
--------------------------------------------------
Transportation                                 17%
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Tax Obligation/Limited                         10%
--------------------------------------------------


BAR CHART:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE
5/99     0.0765
6/99     0.0765
7/99     0.0765
8/99     0.0765
9/99     0.0765
10/99    0.0765
11/99    0.0765
12/99    0.0765
1/00     0.0765
2/00     0.0765
3/00     0.0765
4/00     0.0765


LINE CHART:
SHARE PRICE PERFORMANCE
5/7/99   15.94
         15.69
         15.44
         15.38
         15.38
         15.31
         15.31
         15.13
         15.25
         15.44
         15.44
         15.31
         15.13
         14.81
         14.44
         14.19
         14.38
         14.44
         14.38
         13.94
         13.94
         14
         13.19
         13.13
         13.19
         13.75
         13.06
         13.38
         13
         12.63
         12.06
         12.56
         13.19
         13.25
         13
         12.75
         13
         13.31
         13.19
         12.81
         13.13
         12.94
         12.69
         12.69
         13.13
         13.56
         13.63
         13.5
         13.19
4/28/00  13.38

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen Fund on an after-tax basis.

Nuveen Insured Municipal Opportunity Fund, Inc.
Performance Overview
As of April 30, 2000

NIO


PORTFOLIO STATISTICS
Inception Date                                9/91
--------------------------------------------------
Share Price                                $12 1/2
--------------------------------------------------
Net Asset Value                             $14.18
--------------------------------------------------
Market Yield                                 7.15%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                  10.36%
--------------------------------------------------
Fund Net Assets ($000)                  $1,829,494
--------------------------------------------------
Average Effective Maturity (Years)           18.55
--------------------------------------------------
Leverage-Adjusted Duration                   10.89
--------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -17.72%        -3.87%
--------------------------------------------------
5-Year                         4.12%         5.50%
--------------------------------------------------
Since Inception                4.44%         6.68%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -15.12%        -1.18%
--------------------------------------------------
5-Year                         7.05%         8.40%
--------------------------------------------------
Since Inception                7.38%         9.60%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                29%
--------------------------------------------------
Healthcare                                     14%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------
Water and Sewer                                11%
--------------------------------------------------


Bar Chart:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE
5/99     0.0775
6/99     0.0775
7/99     0.0775
8/99     0.0775
9/99     0.0775
10/99    0.0775
11/99    0.0775
12/99    0.0745
1/00     0.0745
2/00     0.0745
3/00     0.0745
4/00     0.0745


Line Chart:
SHARE PRICE PERFORMANCE
5/7/99   16.13
         15.5
         15.31
         15.31
         15.31
         15.19
         15.19
         15.13
         15.19
         15.19
         15.19
         14.94
         15
         14.88
         14.38
         14.44
         14.5
         14.31
         14.13
         13.75
         13.81
         13.81
         13.25
         13.13
         13.31
         13.94
         13.19
         13.31
         13.06
         12.25
         11.94
         12
         12.19
         12.69
         12.19
         12.44
         12.88
         13.06
         12.88
         12.75
         12.56
         12.44
         12.19
         12
         12.38
         12.5
         12.94
         12.63
         12.38
4/28/00  12.5

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen Premier Insured Municipal Income Fund, Inc.
Performance Overview
As of April 30, 2000

NIF


PORTFOLIO STATISTICS
Inception Date                               12/91
--------------------------------------------------
Share Price                               $13 1/16
--------------------------------------------------
Net Asset Value                             $14.21
--------------------------------------------------
Market Yield                                 6.89%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.99%
--------------------------------------------------
Fund Net Assets ($000)                    $434,853
--------------------------------------------------
Average Effective Maturity (Years)           17.28
--------------------------------------------------
Leverage-Adjusted Duration                   11.61
--------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -12.90%        -4.76%
--------------------------------------------------
5-Year                         5.29%         5.10%
--------------------------------------------------
Since Inception                4.59%         6.33%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -10.30%        -2.14%
--------------------------------------------------
5-Year                         8.15%         7.87%
--------------------------------------------------
Since Inception                7.43%         9.11%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                34%
--------------------------------------------------
Tax Obligation/Limited                         17%
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Utilities                                      15%
--------------------------------------------------
Transportation                                  9%
--------------------------------------------------


Bar Chart:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE
5/99     0.075
6/99     0.075
7/99     0.075
8/99     0.075
9/99     0.075
10/99    0.075
11/99    0.075
12/99    0.075
1/00     0.075
2/00     0.075
3/00     0.075
4/00     0.075


Line Chart:
SHARE PRICE PERFORMANCE
5/7/99   15.81
         15.75
         15.38
         15.19
         15.19
         14.75
         15.13
         14.94
         15.25
         15.25
         15.13
         14.88
         15
         14.75
         14.38
         14.38
         14.69
         14.63
         14.19
         13.88
         13.94
         14.13
         13.38
         13.19
         13.13
         13.81
         13.5
         13.38
         13.19
         13.06
         12.38
         13.44
         13.13
         13.13
         12.88
         13
         13.44
         13.75
         13.31
         13.19
         13
         12.94
         12.56
         12.19
         12.44
         13
         13.13
         12.88
         13
4/28/00  13.06

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen Fund on an after-tax basis.

Nuveen Insured Premium Income Municipal Fund 2
Performance Overview
As of April 30, 2000

NPX


PORTFOLIO STATISTICS
Inception Date                                7/93
--------------------------------------------------
Share Price                              $10 15/16
--------------------------------------------------
Net Asset Value                             $12.49
--------------------------------------------------
Market Yield                                 6.64%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.62%
--------------------------------------------------
Fund Net Assets ($000)                    $734,277
--------------------------------------------------
Average Effective Maturity (Years)           17.69
--------------------------------------------------
Leverage-Adjusted Duration                   13.36
--------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                       -11.27%        -5.01%
--------------------------------------------------
5-Year                         6.77%         6.21%
--------------------------------------------------
Since Inception                1.30%         3.84%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -8.71%        -2.61%
--------------------------------------------------
5-Year                         9.61%         8.77%
--------------------------------------------------
Since Inception                4.02%         6.36%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
Utilities                                      22%
--------------------------------------------------
Tax Obligation/Limited                         18%
--------------------------------------------------
Healthcare                                     12%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------
Tax Obligation/General                         11%
--------------------------------------------------



Bar Chart:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE
5/99     0.0605
6/99     0.0605
7/99     0.0605
8/99     0.0605
9/99     0.0605
10/99    0.0605
11/99    0.0605
12/99    0.0605
1/00     0.0605
2/00     0.0605
3/00     0.0605
4/00     0.0605


Line Chart:
SHARE PRICE PERFORMANCE
5/7/99   13.13
         12.69
         12.75
         12.94
         12.81
         12.56
         12.94
         12.5
         12.63
         12.63
         12.75
         12.63
         12.75
         12.5
         12.38
         12.31
         12.19
         12.06
         11.81
         11.81
         11.81
         11.56
         10.94
         10.56
         11.5
         11.44
         11.5
         11.13
         10.88
         11
         10.63
         10.69
         10.25
         10.63
         10.66
         10.38
         10.75
         11
         10.88
         10.88
         10.63
         10.63
         10.69
         10.75
         10.88
         11.31
         11.19
         10.88
         10.69
4/28/00  10.94

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen Fund on an after-tax basis.

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN INSURED QUALITY MUNICIPAL FUND, INC. (NQI)
                            April 30, 2000


    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.8%

$       8,500   The Special Care Facilities Financing Authority of the City of        7/00 at 100            AAA       $   8,516,915
                 Birmingham, Alabama, Health Care Facility Revenue Refunding
                 Bonds, Medical Center East, Series 1986, 7.250%, 7/01/15

        2,250   Jefferson County, Alabama, Sewer Revenue Capital Improvement          2/09 at 101            AAA           1,920,803
                 Warrants, Series 1999-A, 5.125%, 2/01/39

                University of South Alabama, Tuition Revenue Bonds, Series 1999:
        7,545    0.000%, 11/15/17                                                    No Opt. Call            AAA           2,664,819
        7,545    0.000%, 11/15/18                                                    No Opt. Call            AAA           2,488,869


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 5.0%

        5,000   City of Phoenix (Arizona), Civic Improvement Corporation,             7/03 at 102            AAA           5,262,650
                 Wastewater System Lease Revenue Bonds, Series 1993,
                 6.125%, 7/01/23 (Pre-refunded to 7/01/03)

       10,000   Industrial Development Authority of The County of Pima                7/01 at 102            AAA          10,400,900
                 (Arizona), Health Care System Revenue Bonds, Carondelet
                 Health Services, Inc., St. Joseph's and St. Mary's Hospitals
                 and Health Centers Issue, Series 1991, 6.750%, 7/01/16

                Business Development Finance Corporation, Tucson (Arizona),
                Local Development Lease Revenue Refunding Bonds, Series 1992:
        3,020    6.250%, 7/01/08 (Pre-refunded to 7/01/02)                            7/02 at 102            AAA           3,165,262
        6,980    6.250%, 7/01/08                                                      7/02 at 102            AAA           7,289,842

       15,250   City of Tucson, Arizona, Water System Revenue Bonds,                  7/01 at 102            AAA          15,982,458
                 Series 1991, 7.100%, 7/01/18 (Pre-refunded to 7/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 2.2%

        9,430   Arkansas Development Finance Authority, Single Family                 7/05 at 102            AAA           9,649,436
                 Mortgage Revenue Bonds, 1995 Series B (Mortgage-Backed
                 Securities Program), 6.700%, 7/01/27 (Alternative Minimum Tax)

                Pope County, Arkansas, Solid Waste Disposal Revenue Bonds,
                Series 1991 (Arkansas Power and Light Company Project):
        6,400    8.000%, 1/01/21 (Alternative Minimum Tax)                            1/01 at 102           BBB+           6,596,224
        2,250    8.000%, 1/01/21 (Alternative Minimum Tax)                            1/01 at 102            AAA           2,336,850


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 7.4%

        9,000   Certificates of Participation (1991 Financing Project), County        9/06 at 102            AAA           9,169,200
                 of Alameda, California, Alameda County Public Facilities
                 Corporation, 6.000%, 9/01/21

       12,695   Antioch Area Public Facilities Financing Agency, Community            8/02 at 102            AAA          11,526,044
                 Facilities District No. 1989-1, Special Tax Bonds, Series 1993,
                 5.000%, 8/01/18

       14,675   California Pollution Control Financing Authority, Pollution Control   9/09 at 101            AAA          13,904,269
                 Refunding Revenue Bonds (Southern California Edison
                 Company), 1999 Series C, 5.450%, 9/01/29

        5,500   California Statewide Communities Development Authority,               7/04 at 102            AAA           5,616,545
                 Certificates of Participation, The Salk Institute for Biological
                 Studies, San Diego, California, 6.200%, 7/01/24

        5,000   Inland Empire Solid Waste Financing Authority,                        8/06 at 102            AAA           5,371,000
                 Revenue Bonds, 1996 Series B (Landfill Improvement
                 Financing Project), 6.000%, 8/01/16 (Alternative Minimum Tax)

       11,270   Los Angeles County Metropolitan Transportation Authority              7/03 at 100            AAA           9,995,814
                 (California), Proposition A, Sales Tax Revenue Refunding
                 Bonds, Series 1993-A, 5.000%, 7/01/21

        6,910   Ontario Redevelopment Financing Authority (San Bernardino             8/03 at 102            AAA           6,916,979
                 County, California), 1993 Revenue Bonds (Ontario
                 Redevelopment Project No. 1), 5.850%, 8/01/22


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 9.4%

          615   Adams County, Colorado, Single Family Revenue Refunding               6/01 at 103            AAA             637,509
                 Bonds, 1991 Series A-2, 8.700%, 6/01/12

        5,630   E-470 Public Highway Authority, Arapahoe County, Colorado,            8/05 at 103            AAA           5,720,362
                 Capital Improvement Trust Fund Highway Revenue Bonds
                 (E-470 Project), Vehicle Registration Fee Bonds, 6.150%, 8/31/26

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$       5,000   Colorado Health Facilities Authority, Insured Hospital Revenue        2/01 at 102            AAA       $   5,208,800
                 Bonds (PSL Healthcare System Project), Series 1991A,
                 7.250%, 2/15/16 (Pre-refunded to 2/15/01)

        4,500   Colorado Health Facilities Authority, Insured Hospital Revenue        2/01 at 102            AAA           4,653,090
                 Bonds (PSL Healthcare System Project), Series 1991A,
                 6.250%, 2/15/21 (Pre-refunded to 2/15/01)

        6,500   Colorado Health Facilities Authority, Revenue Bonds,                  6/08 at 101            AAA           5,575,635
                 Series 1998 (Sisters of Charity of Leavenworth
                 Health Services Corporation), 5.000%, 12/01/25

       29,250   City and County of Denver, Colorado, Airport System Revenue          11/08 at 101            AAA          24,564,443
                 Bonds, Series 1998B, 5.000%, 11/15/25
                 (Alternative Minimum Tax)

       27,000   City and County of Denver, Colorado, Airport System Revenue          11/08 at 101            AAA          23,132,790
                 Bonds, Series 1998B, 5.000%, 11/15/25

       60,000   E-470 Public Highway Authority (Colorado), Senior Revenue        9/10 at 31 13/32            AAA           9,421,800
                 Bonds, Series 2000A and Series 2000B, 0.000%, 9/01/28 (WI)

           90   El Paso County, Colorado, Local Single Family Mortgage                9/00 at 102            AAA              91,580
                 Revenue Bonds, 1990 Series A, 7.850%, 9/01/09
                 (Alternative Minimum Tax)

          455   Jefferson County, Colorado, Single Family Revenue Refunding           4/01 at 103            AAA             472,213
                 Bonds, Series 1991A, 8.875%, 10/01/13


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 3.0%

       10,500   District of Columbia, University Revenue Bonds (The George            9/09 at 101            AAA          10,381,350
                 Washington University Issue), Series 1999A, 5.750%, 9/15/20

       17,000   Washington Convention Center Authority (Washington, D.C.),           10/08 at 101            AAA          14,862,420
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                 5.000%, 10/01/21


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.6%

        8,440   Florida Housing Finance Agency, Single Family Mortgage                7/04 at 102            AAA           8,727,466
                 Revenue Bonds, 1994 Series B, 6.650%, 7/01/26
                 (Alternative Minimum Tax)

                Miami-Dade County, Florida, Subordinate Special Obligation
                Bonds, Series 1997B:
       15,000    0.000%, 10/01/33                                                 4/08 at 25 1/16            AAA           1,865,250
       10,885    0.000%, 10/01/34                                                4/08 at 23 11/16            AAA           1,271,695
       16,340    0.000%, 10/01/35                                                4/08 at 22 13/32            AAA           1,790,537


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 2.7%

        6,130   Department of Budget and Finance of the State of Hawaii,             12/02 at 102            AAA          6,263,144
                 Special Purpose Revenue Bonds (Hawaii Electric Company,
                 Inc. and Subsidiaries Projects), Series 1992, 6.550%, 12/01/22
                 (Alternative Minimum Tax)

       16,180   Department of Budget and Finance of the State of Hawaii,              5/06 at 101            AAA          16,279,345
                 Special Purpose Revenue Bonds (Hawaii Electric Company,
                 Inc. and Subsidiaries Projects), Series 1996A, 6.200%, 5/01/26
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 12.7%

        5,000   Central Lake County Joint Action Water Agency, Lake County,           5/01 at 102            AAA           5,221,600
                 Illinois, Water Revenue Bonds, Series 1991,
                 7.000%, 5/01/20 (Pre-refunded to 5/01/01)

       10,000   City of Chicago, General Obligation Bonds, Project                    7/05 at 102            AAA          10,626,100
                 Series 1995, 6.125%, 1/01/16 (Pre-refunded to 7/01/05)

       24,925   City of Chicago (Illinois), Chicago Midway Airport, Revenue           1/09 at 101            AAA          20,755,795
                 Bonds, Series 1998B, 5.000%, 1/01/35

        6,000   City of Chicago (Illinois), Chicago-O'Hare International Airport,     1/05 at 102            AAA           6,260,520
                 General Airport Second Lien Revenue Refunding Bonds,
                 1994 Series A, 6.375%, 1/01/12

        9,500   City of Chicago (Illinois), O'Hare International Airport, General     1/10 at 101            AAA           9,224,690
                 Airport Second Lien Revenue Refunding Bonds,
                 1999 Series, 5.500%, 1/01/15 (Alternative Minimum Tax)

        6,280   Public Building Commission of Chicago (Illinois), Building            7/00 at 100            AAA           6,446,357
                 Revenue Bonds, Series A of 1990 (Board of Education of the
                 City of Chicago), 7.125%, 1/01/15

        6,825   Public Building Commission of Chicago (Illinois), Building           12/03 at 102            AAA           7,108,784
                 Revenue Bonds, Series A of 1993 (Board of Education of the
                 City of Chicago), 5.750%, 12/01/18 (Pre-refunded to 12/01/03)

        8,165   Illinois Development Finance Authority, Revenue Bonds                 8/09 at 101            AAA           7,620,395
                 (Bradley University Project), Series 1999, 5.500%, 8/01/29

                Illinois Health Facilities Authority, Revenue Bonds, Series 1997A
                (Loyola University Health System):
        2,635    5.000%, 7/01/24 (Pre-refunded to 7/01/07)                            7/07 at 101            AAA           2,630,415
        8,875    5.000%, 7/01/24                                                      7/07 at 101            AAA           7,495,293

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN INSURED QUALITY MUNICIPAL FUND, INC. (NQI) (continued)
                            April 30, 2000
    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

$      25,000   Illinois Health Facilities Authority, Revenue Bonds, Series 2000      2/10 at 101            AAA       $  24,212,500
                 (Iowa Health System), 5.875%, 2/15/30 (WI)

          165   City of Moline, Rock Island, and Urbana, Illinois, Single Family      8/00 at 102            AAA             168,399
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), Series 1990, 8.050%, 8/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.7%

        4,120   Indiana Housing Finance Authority, Single Family Mortgage Revenue     7/00 at 102            Aaa           4,212,947
                 Bonds (GNMA Collateralized Home Mortgage Program),
                 1990 Series C, 7.800%, 1/01/22 (Alternative Minimum Tax)

        6,000   Jasper County, Indiana, Collateralized Pollution Control Refunding    7/01 at 102            AAA           6,253,320
                 Revenue Bonds (Northern Indiana Public Service Company
                 Project), Series 1991, 7.100%, 7/01/17

        9,645   Marion County Convention and Recreational Facilities                  6/01 at 102            AAA          10,084,137
                 Authority (Indiana), Excise Taxes Lease Rental Revenue Bonds,
                 Series 1991B, 7.000%, 6/01/21 (Pre-refunded to 6/01/01)

        4,230   City of Rockport, Indiana, Pollution Control Revenue Refunding        3/01 at 102            AAA           4,400,173
                 Bonds (Indiana Michigan Power Company Project), Series B,
                 7.600%, 3/01/16

       10,000   Hospital Authority of St. Joseph County (Indiana), Fixed Rate         8/01 at 102            AAA          10,486,000
                 Hospital Revenue Refunding Bonds, Series 1991A (Memorial
                 Hospital of South Bend Project), 7.000%, 8/15/20
                 (Pre-refunded to 8/15/01)

        5,000   Hospital Authority of St. Joseph County (Indiana), Health System      2/08 at 101            AAA           3,884,800
                 Bonds, Series 1998A (Memorial Health System), 4.625%, 8/15/28


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.7%

        5,305   City of Mason, Iowa, Hospital Revenue Bonds (Sisters of Mercy         8/01 at 102            AAA           5,563,513
                 Health Corporation), 1991 Series L, 7.000%, 8/15/21
                 (Pre-refunded to 8/15/01)


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.2%

       13,170   City of New Orleans, Louisiana, General Obligation Refunding         10/05 at 101            AAA          13,409,694
                 Bonds, Series 1995, 6.200%, 10/01/21

        5,100   Orleans Levee District (A Political Subdivision of the State         12/05 at 103            AAA           5,222,553
                 of Louisiana), Public Improvement Bonds, Series 1986,
                 5.950%, 11/01/15


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 2.4%

        8,000   Maine Health and Higher Educational Facilities Authority,             7/09 at 101            AAA           7,928,480
                 Revenue Bonds, Series 1999B, 6.000%, 7/01/29

       12,020   Maine State Housing Authority, Mortgage Purchase Bonds,               5/01 at 102            AAA          12,347,425
                 1991 Series A, 7.400%, 11/15/22


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.8%

       28,500   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102            AAA          24,052,290
                 System Revenue Bonds, 1997 Series C (Senior),
                 5.000%, 1/01/37


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 2.1%

       15,500   Michigan State Hospital Finance Authority, Revenue and                5/08 at 101            AAA          13,561,570
                 Refunding Bonds (St. John Health System), Series 1998A,
                 5.000%, 5/15/28

        4,750   Michigan Strategic Fund, Limited Obligation Refunding Revenue         9/09 at 102            AAA           4,391,707
                 Bonds (The Detroit Edison Company Pollution Control
                 Bonds Project), Collateralized Series 1999A, 5.550%, 9/01/29
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.8%

        5,775   Minneapolis/St. Paul Housing Finance Board, Single Family             8/00 at 100            AAA           5,806,127
                 Mortgage Revenue Bonds (Minneapolis/St. Paul Family
                 Housing Program, Phase VI), 8.300%, 8/01/21
                 (Alternative Minimum Tax)

          976   City of St. Louis Park, Minnesota, Single Family Residential          4/01 at 102            Aaa             997,882
                 Mortgage Revenue Refunding Bonds (GNMA Mortgage-Backed
                 Securities Program), Series 1991-A, 7.250%, 4/20/23


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 2.3%

        2,545   Harrison County, Wastewater Management District (Mississippi),       No Opt. Call            AAA           3,244,875
                 Wastewater Treatment Facilities Revenue Refunding Bonds,
                 Series 1991A, 8.500%, 2/01/13

        2,715   Harrison County, Wastewater Management District (Mississippi),       No Opt. Call            AAA           3,292,942
                 Wastewater Treatment Facilities Revenue Refunding Bonds,
                 Series 1991B, 7.750%, 2/01/14

        3,290   Mississippi Housing Finance Corporation, Single Family Mortgage      10/00 at 101            AAA           3,359,913
                 Purchase Revenue Bonds, Series 1989 (GNMA Mortgage-Backed
                 Securities Program), 8.250%, 10/15/18 (Alternative Minimum Tax)

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI (continued)

$       8,700   Mississippi Home Corporation, Single Family Mortgage Revenue          6/06 at 105            Aaa       $   9,421,491
                 Bonds, Series 1996C, 7.600%, 6/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.6%

        5,000   St. Louis Municipal Finance Corporation, City Justice Center,         2/06 at 102            AAA           5,078,700
                 Leasehold Revenue Improvement Bonds, Series 1996A (City of
                 St. Louis, Missouri, Lessee), 6.000%, 2/15/19


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 2.0%

        3,270   Clark County, Nevada, Industrial Development Revenue Bonds            6/00 at 102            AAA           3,343,575
                 (Nevada Power Company Project), Series 1990,
                 7.800%, 6/01/20 (Alternative Minimum Tax)

       13,185   Washoe County, Nevada, Hospital Refunding Revenue Bonds               6/04 at 102            AAA          13,220,731
                 (Washoe Medical Center, Inc. Project), Series 1994A,
                 6.000%, 6/01/19


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 0.5%

        3,750   New Jersey Health Care Facilities Financing Authority, Revenue        7/04 at 102            AAA           3,984,638
                 Bonds, Monmouth Medical Center Issue, Series C,
                 6.250%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 2.5%

        5,000   City of Albuquerque, New Mexico, Airport Revenue Bonds,               7/00 at 105            AAA           5,265,400
                 Series 1995A, 6.600%, 7/01/16 (Alternative Minimum Tax)

        6,000   City of Farmington, New Mexico, Pollution Control Refunding           4/01 at 102             A+           6,220,740
                 Revenue Bonds (Southern California Edison Company, Four
                 Corners Project), 1991 Series A, 7.200%, 4/01/21

        3,850   New Mexico Mortgage Finance Authority, Multifamily Housing            1/01 at 102            AAA           3,966,078
                 Refunding Revenue Bonds, 1990 Series A Tax-Exempt
                 (Fannie Mae Collateralized), 7.625%, 1/01/24

        5,750   City of Santa Fe, New Mexico, Revenue Bonds, Series 1994A,            6/04 at 100            AAA           6,017,375
                 6.300%, 6/01/24 (Pre-refunded to 6/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 11.8%

                The City of New York, General Obligation Bonds, Fiscal 1991
                Series A:
        2,000    8.000%, 3/15/11                                                  9/00 at 101 1/2            AAA           2,055,360
        6,000    7.250%, 3/15/19                                                  9/00 at 101 1/2            AAA           6,145,200

       17,700   New York City Housing Development Corporation, Multi-Unit             6/01 at 102            AAA          18,442,692
                 Mortgage Refunding Bonds (FHA-Insured Mortgage Loans),
                 1991 Series A, 7.250%, 6/01/19

       10,335   New York City, New York, Municipal Water Finance Authority,           6/05 at 101            AAA          10,874,694
                 Water and Sewer System Revenue Bonds, Fiscal
                 1996 Series A, 6.000%, 6/15/25 (Pre-refunded to 6/15/05)

        5,250   Dormitory Authority of the State of New York, Lease Revenue           7/09 at 101            AAA           4,955,370
                 Bonds (State University Dormitory Facilities Issue),
                 Series 1999C, 5.500%, 7/01/29

       11,760   Dormitory Authority of the State of New York, Court Facilities        5/10 at 101            AAA          11,504,573
                 Lease Revenue Bonds (The City of New York Issue),
                 Series 1999, 5.750%, 5/15/30

       10,000   Dormitory Authority of the State of New York, The New York            8/09 at 101            AAA           9,364,100
                 Hospital Medical Center of Queens, FHA-Insured Mortgage
                 Hospital Revenue Bonds, Series 1999, 5.600%, 2/15/39

        7,000   New York State Energy Research and Development Authority,             7/05 at 102             A+           7,037,590
                 Facilities Refunding Revenue Bonds, Series 1995A
                 (Consolidated Edison Company of New York, Inc. Project),
                 6.100%, 8/15/20

       11,950   New York State Finance Agency, Housing Project Mortgage               5/06 at 102            AAA          12,074,041
                 Revenue Bonds, 1996 Series A Refunding, 6.125%, 11/01/20

        4,200   State of New York Mortgage Agency, Homeowner Mortgage                10/09 at 100            AAA           3,991,134
                 Revenue Bonds, Series 82, 5.550%, 10/01/19
                 (Alternative Minimum Tax)

       12,000   New York State Medical Care Facilities Finance Agency,                2/05 at 102            AAA          13,125,840
                 New York Hospital, FHA-Insured Mortgage Revenue Bonds,
                 1994 Series A, 6.900%, 8/15/34 (Pre-refunded to 2/15/05)


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.3%

       13,580   North Carolina Medical Care Commission, Hospital Revenue             12/08 at 101            AAA          10,919,135
                 Bonds (Pitt County Memorial Hospital), Series 1998A,
                 4.750%, 12/01/28

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN INSURED QUALITY MUNICIPAL FUND, INC. (NQI) (continued)
                            April 30, 2000
    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NORTH DAKOTA - 2.5%

$      21,075   Mercer County, North Dakota, Pollution Control Refunding              1/05 at 102            AAA       $  21,390,282
                 Revenue Bonds, Second 1995 Series (Basin Electric Power
                 Cooperative - Antelope Valley Unit 1 and Common Facilities),
                 6.050%, 1/01/19


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 1.3%

          895   Oklahoma Housing Finance Agency, Single Family Mortgage               3/01 at 102            AAA             914,386
                 Revenue Bonds, 1991 Series A, 7.200%, 3/01/11

        9,900   Pottawatomie County Development Authority, Water Revenue              7/00 at 102            AAA          10,147,797
                 Bonds, Series 1990 (North Deer Creek Reservoir Project),
                 7.375%, 7/01/26 (Pre-refunded to 7/01/00)


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.5%

        5,000   Oregon Health Sciences University, Insured Revenue Bonds,             7/06 at 102            AAA           4,459,250
                 1995 Series B, 5.250%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.6%

        7,000   County of Allegheny, Pennsylvania, Airport Revenue Refunding          1/08 at 101            AAA           6,494,250
                 Bonds, Series 1997A (Pittsburgh International Airport),
                 5.250%, 1/01/16 (Alternative Minimum Tax)

        7,250   Lehigh County Industrial Development Authority, Pollution             8/05 at 102            AAA           7,315,830
                 Control Revenue Refunding Bonds, 1995 Series A (Pennsylvania
                 Power and Light Company Project), 6.150%, 8/01/29

        5,650   Commonwealth of Pennsylvania, General Obligation Bonds,               8/08 at 101            AAA           5,094,492
                 Second Series of 1998, 5.000%, 8/01/18

       14,190   City of Philadelphia, Pennsylvania, Water and Sewer Revenue           8/01 at 102            AAA          14,876,938
                 Bonds, Sixteenth Series, 7.000%, 8/01/21
                 (Pre-refunded to 8/01/01)

        5,000   Health Care Facilities Authority of Sayre (Pennsylvania),             3/01 at 102            AAA           5,182,950
                 Revenue Bonds, Guthrie Healthcare System,
                 Series 1991A, 7.100%, 3/01/17


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 2.2%

       12,500   Rhode Island Depositors Economic Protection Corporation,              8/01 at 102            AAA          13,173,875
                 Special Obligation Bonds, 1991 Series A, 7.500%, 8/01/14
                 (Pre-refunded to 8/01/01)

        5,050   Rhode Island Port Authority and Economic Development                  7/04 at 102            AAA           5,185,997
                 Corporation, Airport Revenue Bonds, 1994 Series A,
                 6.625%, 7/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.6%

        5,170   The Health, Educational and Housing Facilities Board of the           2/03 at 102            AAA           5,205,001
                 County of Sullivan, Tennessee, Hospital Revenue Bonds,
                 Series 1993 (Holston Valley Health Care, Inc.), 5.750%, 2/15/13


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 3.7%

        8,000   Abilene Health Facilities Development Corporation (Texas),            9/05 at 102            AAA           8,033,360
                 Hospital Revenue Refunding and Improvement Bonds
                 (Hendrick Medical Center Project), Series 1995C,
                 6.150%, 9/01/25

        2,000   Cities of Dallas and Fort Worth, Texas, Dallas-Fort Worth            11/09 at 100            AAA           1,902,260
                 International Airport, Joint Revenue Bonds, Series 2000A,
                 5.750%, 11/01/30 (Alternative Minimum Tax)

        2,350   Harris County Hospital District, Texas, Revenue Refunding            No Opt. Call            AAA          2,449,028
                 Bonds, Series 1990, 7.500%, 2/15/03

        5,000   Harris County Hospital District, Texas, Revenue Refunding Bonds,     No Opt. Call            AAA          5,596,100
                 Series 1990, 7.400%, 2/15/10

       10,000   City of Houston, Texas, Airport System Subordinate Lien               7/08 at 100            AAA           8,539,500
                 Revenue Bonds, Series 1998B, 5.000%, 7/01/28

        5,000   Matagorda County Navigation, District Number One (Texas),             7/00 at 102            AAA           5,007,550
                 Pollution Control Revenue Refunding Bonds (Central Power
                 and Light Company Project), Series 1995, 6.100%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.9%

          755   Intermountain Power Agency (Utah), Power Supply Revenue               7/03 at 100             A+             645,540
                 Refunding Bonds, 1993 Series A, 5.000%, 7/01/23

        6,000   Salt Lake City, Utah, Hospital Revenue Refunding Bonds                5/00 at 100            AAA           6,643,740
                 (IHC Hospitals, Inc.), Series 1988A, 8.000%, 5/15/07


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 1.6%

                Public Utility District No. 1 of Chelan County, Washington, Chelan
                Hydro Consolidated System Revenue Bonds, Series 1998A:
        8,800    5.250%, 7/01/33 (Alternative Minimum Tax)                            7/08 at 102            AAA           7,675,360
        1,350    5.250%, 7/01/33 (Alternative Minimum Tax)                            7/08 at 102            AAA           1,172,660

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WASHINGTON (continued)

$       5,125   Municipality of Metropolitan Seattle, Washington, Sewer Refunding     1/03 at 102            AAA       $   4,749,030
                 Revenue Bonds, Series Z, 5.500%, 1/01/33
------------------------------------------------------------------------------------------------------------------------------------
$     968,086   Total Investments - (cost $847,224,093) - 100.4%                                                         848,829,137
=============   --------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.8%

        6,000   District of Columbia (Washington, D.C.), General Obligation                               VMIG-1           6,000,000
                 General Fund Recovery Bonds, Series 1991B, Variable Rate
                 Demand Bonds, 6.100%, 6/01/03+

          600   Guadalupe-Blanco River Authority (Texas), Pollution Control                               VMIG-1             600,000
                 Revenue Refunding Bonds (Central Power and Light Company
                 Project), Series 1995, Variable Rate Demand Bonds,
                 5.850%, 11/01/15+
------------------------------------------------------------------------------------------------------------------------------------
$       6,600   Total Short-Term Investments - (cost $6,600,000)                                                           6,600,000
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.2)%                                                                  (10,062,644)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 845,366,493
                ====================================================================================================================



                    All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market
                    Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S.
                    Government agency securities, any of which ensure the timely payment of principal and interest.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO)
                            April 30, 2000
    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 6.1%

$       3,850   Alabama Housing Finance Authority, Multifamily Housing Revenue        7/05 at 103            Aaa       $   3,968,080
                 Refunding Bonds (GNMA Collateralized - Royal Hills),
                 1995 Series F, 6.500%, 7/20/30

       11,000   The Special Care Facilities Financing Authority of the City           5/05 at 102            AAA          10,832,030
                 of Birmingham (Alabama), Baptist Medical Centers, Revenue
                 Bonds, Series 1995-B (Baptist Health System, Inc.),
                 5.875%, 11/15/20

                The Special Care Facilities Financing Authority of the City of
                Birmingham (Alabama), Baptist Medical Centers, Revenue Bonds,
                Series 1996-A (Baptist Health System, Inc.):
        7,465    5.875%, 11/15/19                                                    11/06 at 102            AAA           7,370,866
        1,750    5.875%, 11/15/26                                                    11/06 at 102            AAA           1,704,080

                Jefferson County, Alabama, Sewer Revenue Capital Improvement
                Warrants, Series 1999-A:
       48,355    5.000%, 2/01/33                                                      2/09 at 101            AAA          40,878,833
       30,860    5.750%, 2/01/38                                                      2/09 at 101            AAA          29,731,141
       14,250    5.125%, 2/01/39                                                      2/09 at 101            AAA          12,165,083

        4,250   County Board of Education, Shelby County, Alabama, Capital            2/05 at 102            AAA           4,291,990
                 Outlay Refunding School Warrants, Series 1995, 5.875%, 2/01/17


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 2.7%

        4,000   Alaska State Energy Authority, Power Revenue Bonds,                   7/00 at 102            AAA           4,099,320
                 Second Series (Bradley Lake Hydroelectric Project),
                 7.250%, 7/01/21

       11,500   Alaska State Housing Finance Corporation, General Mortgage            6/09 at 100            AAA          11,442,845
                 Revenue Bonds, 1999 Series A, 6.050%, 6/01/39

       10,450   Alaska State Housing Finance Corporation, Governmental               12/05 at 102            AAA          10,176,001
                 Purpose Bonds, 1995 Series A, 5.875%, 12/01/30

                Alaska State Housing Finance Corporation, Collateralized Bonds,
                1999A First Series (Veterans Mortgage Program):
       20,520    6.250%, 6/01/39 (Alternative Minimum Tax)                           12/09 at 100            AAA          20,302,283
        4,060    6.150%, 6/01/39                                                     12/09 at 100            AAA           4,040,065


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.6%

        9,920   The Industrial Development Authority of the County of Pima            1/02 at 103            AAA          10,515,696
                 (Arizona), Industrial Development Lease Obligation Refunding
                 Revenue Bonds, 1988 Series A (Irvington Project), 7.250%, 7/15/10


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.6%

        9,440   Arkansas Development Finance Authority, Single Family                 9/01 at 102            AAA           9,742,930
                 Mortgage Revenue Bonds, 1990 Series A, (GNMA-Backed
                 Securities Program), 7.400%, 9/01/23 (Alternative Minimum Tax)

        1,215   City of Fort Smith, Arkansas, Water and Sewer Revenue Bonds,         10/09 at 100            AAA           1,198,330
                 Series 1999, 5.300%, 10/01/12


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 10.1%

        6,135   California Housing Finance Agency, Housing Revenue Bonds              8/04 at 102            AAA           6,184,755
                 (Insured), 1994 Series C, 6.250%, 8/01/25

                California Health Facilities Financing Authority, Insured Health
                Facility Revenue Bonds, 1991 Series D (Catholic Healthcare
                West):
        9,000    6.500%, 7/01/16 (Pre-refunded to 7/01/01)                            7/01 at 102            AAA           9,400,860
       14,000    6.650%, 7/01/21 (Pre-refunded to 7/01/01)                            7/01 at 102            AAA          14,647,360

       18,655   California Housing Finance Agency, Home Mortgage Revenue         2/09 at 69 21/32            AAA           7,553,969
                 Bonds, 1999 Series B, 0.000%, 2/01/16

                California Rural Home Mortgage Finance Authority, Single Family
                Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                1996 Series A:
        2,685    7.550%, 11/01/26 (Alternative Minimum Tax)                          No Opt. Call            AAA           2,856,491
        2,130    7.750%, 5/01/27 (Alternative Minimum Tax)                           No Opt. Call            AAA           2,284,851

        3,100   Campbell Union School District, Santa Clara County, California,       8/04 at 102            AAA           3,332,221
                 1994 General Obligation Bonds, Series A, 6.250%, 8/01/19
                 (Pre-refunded to 8/01/04)

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CALIFORNIA (continued)

$       8,200   Castaic Lake Water Agency (California), Refunding Revenue             8/04 at 102            AAA       $   8,475,520
                 Certificates of Participation (Water System Improvement
                 Projects), Series 1994A, 6.300%, 8/01/20

       11,750   East Bay Municipal Utility District (Alameda and Contra Costa         6/03 at 102            AAA          10,424,483
                 Counties, California), Water System Subordinated Revenue
                 Refunding Bonds, Series 1993A, 5.000%, 6/01/21

        5,500   Fallbrook Union High School District (San Diego County,               9/04 at 102            AAA           5,917,395
                 California), 1994 General Obligation Bonds, Series A,
                 6.250%, 9/01/19 (Pre-refunded to 9/01/04)

        9,000   County of Orange, California, Refunding Recovery Bonds,               6/05 at 102            AAA           9,148,590
                 1995 Series A, 5.750%, 6/01/15

       12,500   County of Orange, California, 1996 Recovery Certificates of           7/06 at 102            AAA          12,639,500
                 Participation, Series A, 6.000%, 7/01/26

                Sacramento City Financing Authority (California), 1999 Capital
                Improvement Revenue Bonds (Solid Waste and Redevelopment
                Projects):
        3,865    5.750%, 12/01/22                                                    12/09 at 102            AAA           3,853,134
        4,000    5.875%, 12/01/29                                                    12/09 at 102            AAA           4,016,440

        6,500   City of Salinas, California, Housing Facility Refunding Revenue       7/04 at 102            AAA           6,709,625
                 Bonds, Series 1994A (GNMA Collateralized - Villa Serra
                 Project), 6.600%, 7/20/30

       17,500   Airports Commission, City and County of San Francisco,                5/06 at 101            AAA          16,431,450
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 13B, 5.500%, 5/01/26
                 (Alternative Minimum Tax)

       47,615   San Joaquin Hills Transportation Corridor Agency, Toll Road           1/07 at 102            AAA          43,081,576
                 Refunding Revenue Bonds, Series 1997A, 5.250%, 1/15/30

       11,000   Santa Ana Financing Authority, Police Administration and Housing     No Opt. Call            AAA          11,719,950
                 Facility Lease Revenue Bonds, Series 1994A, 6.250%, 7/01/24

        5,500   Santa Clara County Financing Authority, Lease Revenue Bonds          11/04 at 102            AAA           6,039,770
                 (VMC Facility Replacement Project), 1994 Series A,
                 6.750%, 11/15/20 (Pre-refunded to 11/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 2.4%

                Board of Water Commissioners, City and County of Denver,
                Colorado, Certificates of Participation, Series 1991:
        8,390    6.625%, 11/15/11 (Pre-refunded to 11/15/01)                         11/01 at 101            AAA           8,709,407
        5,760    6.625%, 11/15/11                                                    11/01 at 101            AAA           5,948,064

       29,800   E-470 Public Highway Authority (Colorado), Senior Revenue Bonds,      9/10 at 102            AAA          28,700,976
                 Series 2000A, 5.750%, 9/01/35 (WI)


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.1%

        2,500   State of Connecticut, Health and Educational Facilities Authority,    7/04 at 101            AAA           2,710,825
                 Revenue Bonds, Choate Rosemary Hall Issue, Series A,
                 7.000%, 7/01/25 (Pre-refunded to 7/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.8%

        6,000   District of Columbia, Hospital Improvement and Refunding              7/02 at 102            AAA           6,048,900
                 Revenue Bonds (Children's Hospital Issue), Series 1992A,
                 6.250%, 7/15/19

        4,175   District of Columbia Housing Finance Agency, Collateralized           6/00 at 102            AAA           4,247,144
                 Single Family Mortgage Revenue Bonds, Series 1988C,
                 7.850%, 12/01/22 (Alternative Minimum Tax)

        4,820   District of Columbia Housing Finance Agency, Collateralized          12/01 at 102            AAA           4,923,244
                 Single Family Mortgage Revenue Bonds, Series 1990B,
                 7.100%, 12/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 0.6%

          989   Housing Finance Authority of Dade County (Florida), Single Family    12/01 at 102            AAA           1,012,687
                 Mortgage Revenue Refunding Bonds, 1991 Series D,
                 6.950%, 12/15/12

        2,745   Escambia County Housing Finance Authority (Florida),                  4/05 at 102            AAA           2,886,066
                 Single Family Mortgage Revenue Bonds (Multi-County
                 Program), Series 1995, 6.950%, 10/01/27
                 (Alternative Minimum Tax)

        5,915   Florida Housing Finance Agency, Home Ownership Revenue               No Opt. Call            AAA           6,171,415
                 Refunding Bonds, 1987 Series G1, 8.595%, 11/01/17


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 0.3%

        5,000   The Glynn-Brunswick Memorial Hospital Authority, Revenue              8/06 at 102            AAA           4,862,350
                 Anticipation Certificates (Southeast Georgia Health Systems
                 Project), Series 1996, 5.250%, 8/01/13

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO) (continued)
                            April 30, 2000
    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HAWAII - 1.3%

$      24,250   Department of Budget and Finance of the State of Hawaii,              5/06 at 101            AAA       $  24,398,895
                 Special Purpose Revenue Bonds (Hawaii Electric Company, Inc.
                 and Subsidiaries Project), Series 1996A, 6.200%, 5/01/26
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.5%

                Idaho Housing Agency, Single Family Mortgage Bonds,
                1994 Series B:
        2,625    6.750%, 7/01/22                                                     No Opt. Call            Aa1           2,685,638
        2,505    6.900%, 7/01/26 (Alternative Minimum Tax)                           No Opt. Call            Aa1           2,588,191

        3,625   Idaho Housing Agency, Single Family Mortgage Bonds,                   1/05 at 102            Aaa           3,675,243
                 1995 Series B, 6.600%, 7/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 9.5%

        4,055   Central Lake County Joint Action Water Agency, Lake County,           2/03 at 102            Aa2           4,065,340
                 Illinois, General Obligation Water Refunding Bonds,
                 Series 1992, 6.000%, 2/01/19

       10,000   City of Chicago (Illinois), General Obligation Adjustable Rate    7/02 at 101 1/2            AAA          10,552,000
                 Bonds, Central Public Library Project, Series C of 1988,
                 6.850%, 1/01/17 (Pre-refunded to 7/01/02)

                City of Chicago (Illinois), Chicago Midway Airport,
                Revenue Bonds, Series 1998A:
       30,000    5.125%, 1/01/31 (Alternative Minimum Tax)                            1/09 at 101            AAA          25,468,800
       12,750    5.125%, 1/01/35 (Alternative Minimum Tax)                            1/09 at 101            AAA          10,686,413

       10,500   City of Chicago (Illinois), Chicago Midway Airport, Revenue Bonds,    1/09 at 101            AAA           8,835,645
                  Series 1998B, 5.000%, 1/01/31

                The County of Cook, Illinois, General Obligation Bonds, Series 1991:
       18,430    6.750%, 11/01/18 (Pre-refunded to 11/01/01)                         11/01 at 102            AAA          19,337,125
       26,475    6.250%, 11/01/21 (Pre-refunded to 11/01/01)                         11/01 at 102            AAA          27,587,480

                Board of Governors of State Colleges and Universities, Eastern
                Illinois University, Auxiliary Facilities System Revenue Bonds,
                Series 1989:
       12,355    0.000%, 10/01/09                                                10/04 at 74 1/16            AAA           7,164,788
       16,470    0.000%, 4/01/16 (Pre-refunded to 10/01/04)                      10/04 at 47 1/16            AAA           6,158,298

        1,585   Illinois Housing Development Authority, Residential Mortgage          8/00 at 101            Aa1           1,594,225
                 Revenue Bonds, 1989 Series A, 7.400%, 2/01/20
                 (Alternative Minimum Tax)

       10,000   Illinois Development Finance Authority, Revenue Bonds,                5/08 at 101            AAA           9,344,200
                  Series 1998A (Provena Health), 5.500%, 5/15/21

       20,000   Illinois Health Facilities Authority, Brokaw-Mennonite                8/02 at 102            AAA          20,248,800
                 Association, Revenue Refunding Bonds, Series 1992 (BroMenn
                 Healthcare), 6.250%, 8/15/18

        3,615   State of Illinois, Civic Center Bonds (Dedicated Tax Revenue),       12/00 at 102            AAA           3,739,898
                 Series 1990-A, 7.000%, 12/15/10

                State of Illinois Department of Central Management Services,
                Illinois Student Assistance Commission:
        2,965    6.875%, 7/01/07 (Pre-refunded to 7/01/02)                            7/02 at 102            AAA           3,143,523
        6,085    6.950%, 7/01/13 (Pre-refunded to 7/01/02)                            7/02 at 102            AAA           6,460,749

        4,560   County of Macon, Illinois, Revenue Bonds, Millikin University,       10/05 at 100            AAA           4,822,154
                 Series 1995, 6.250%, 10/01/16

        5,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake,          6/04 at 102            AAA           5,392,900
                 McHenry and Will Counties, Illinois, General Obligation
                 Bonds, Series 1994D, 6.750%, 6/01/25 (Pre-refunded to 6/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.0%

        5,000   Brownsburg School Building Corporation (Hendricks County,             2/10 at 101            AAA           4,749,850
                 Indiana), First Mortgage Bonds, Series 1999, 5.550%, 2/01/24

       10,500   Hospital Authority of the City of Fort Wayne, Indiana, Revenue       11/02 at 102          A+***          11,063,115
                 Bonds, Series 1992 (Parkview Memorial Hospital, Inc.
                 Project), 6.400%, 11/15/22 (Pre-refunded to 11/15/02)

        1,065   Indiana Housing Finance Authority, Single Family Mortgage             7/00 at 102            Aaa           1,088,813
                 Revenue Bonds (GNMA Collateralized Home Mortgage
                 Program), 1990 Series B, 7.800%, 1/01/22
                 (Alternative Minimum Tax)

          380   Indiana Housing Finance Authority, Single Family Mortgage             7/00 at 102            Aaa             388,542
                 Revenue Bonds (GNMA Collateralized Home Mortgage
                 Program), 1990 Series D, 7.800%, 1/01/22
                 (Alternative Minimum Tax)

       20,000   The Indianapolis (Indiana), Local Public Improvement                 No Opt. Call            AAA           3,603,000
                 Bond Bank, Series 1999E, 0.000%, 2/01/28

       12,250   City of Lawrenceburg, Indiana, Pollution Control Revenue              4/02 at 102            AAA          12,866,788
                 Refunding Bonds (Indiana Michigan Power Company
                 Project), Series D, 7.000%, 4/01/15

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA (continued)

$      12,950   Marion County Convention and Recreational Facilities Authority        6/01 at 102            AAA       $  13,539,614
                 (Indiana), Excise Tax Lease Rental Revenue Bonds,
                 Series 1991B, 7.000%, 6/01/21 (Pre-refunded to 6/01/01)

        9,545   New Prairie School Building Corporation (LaPonte and                  7/04 at 102            AAA          10,489,955
                 St. Joseph Counties, Indiana), First Mortgage, Series 1994,
                 7.200%, 7/15/21 (Pre-refunded to 7/15/04)

       14,000   Holy Cross Health System Corporation, Indiana Hospital Revenue       12/01 at 102            AAA          14,747,040
                 Bond Issues, Hospital Authority of Marshall County,
                 Series 1991 (Holy Cross Parkview Hospital, Inc.),
                 7.000%, 12/01/12 (Pre-refunded to 12/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.3%

        5,000   City of Davenport, Iowa, Hospital Facility Revenue Bonds              7/02 at 102            AAA           5,235,200
                 (Mercy Hospital Project), Series 1992, 6.250%, 7/01/22
                 (Pre-refunded to 7/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.3%

        1,425   Sedgwick County and Shawnee County, Kansas, GNMA                      6/01 at 103            Aaa           1,464,230
                 Collateralized Mortgage Revenue Bonds, Senior 1991 Series A,
                 7.300%, 12/01/12

        5,000   University of Kansas Hospital Authority, Health Facilities            9/09 at 100            AAA           4,770,600
                 Revenue Bonds (KU Health System), Series 1999A,
                 5.650%, 9/01/29


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.3%

       10,000   City of Danville, Kentucky, Multi-City Lease Revenue Bonds            3/02 at 102            AAA          10,535,500
                 (Louisville and Jefferson County Metropolitan Sewer District
                 Sewer and Drainage System Revenue Project), Series 1991-G,
                 6.800%, 3/01/19 (Pre-refunded to 3/01/02)

       53,000   Jefferson County, Kentucky, Capital Projects Corporation,        2/01 at 24 11/16            AAA          12,608,700
                 Lease Revenue Bonds, Series 1989B, 0.000%, 8/15/19
                 (Pre-refunded to 2/15/01)


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.5%

        8,000   Parish of De Soto, State of Louisiana Pollution Control Revenue       9/09 at 102            AAA           7,792,000
                 Refunding Bonds (Cleco Utility Group Inc. Project), Series 1999,
                 5.875%, 9/01/29

       15,650   Louisiana Public Facilities Authority, Hospital Revenue Refunding     5/02 at 102            AAA          16,538,451
                 Bonds (Southern Baptist Hospital Project), Series 1992,
                 6.800%, 5/15/12 (Pre-refunded to 5/15/02)

        5,340   Public Improvement Bonds, Issue of 1992, City of New Orleans,         9/02 at 100            AAA           5,596,213
                 Louisiana, 7.000%, 9/01/19 (Pre-refunded to 9/01/02)

        8,700   Orleans Levee District (A Political Subdivision of the State         12/05 at 103            AAA           8,909,061
                 of Louisiana), Public Improvement Bonds, Series 1986,
                 5.950%, 11/01/15

        3,000   Parish of St. Charles, State of Louisiana, Pollution Control          6/01 at 102            AAA           3,133,200
                 Revenue Bonds (Louisiana Power and Light Company Project),
                 Series 1991, 7.500%, 6/01/21 (Alternative Minimum Tax)

        3,500   Hospital Service District No. 1 of the Parish of Tangipahoa,          2/04 at 102            AAA           3,535,735
                 State of Louisiana, Hospital Revenue Bonds (Series 1994),
                 6.250%, 2/01/24


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 0.5%

        8,520   Maine Health and Higher Educational Facilities Authority,             7/01 at 102            AAA           8,631,016
                 Revenue Bonds, Series 1991, 6.375%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 6.9%

        6,000   Massachusetts Health and Educational Facilities Authority,            7/01 at 102            AAA           6,270,780
                 Revenue Bonds, Brigham and Women's Hospital Issue,
                 Series D, 6.750%, 7/01/24 (Pre-refunded to 7/01/01)

       10,500   Massachusetts Health and Educational Facilities Authority,            7/02 at 102            AAA          10,810,170
                 Revenue Bonds, New England Medical Center Hospitals Issue,
                 Series F, 6.625%, 7/01/25

        6,745   Massachusetts Housing Finance Agency, Housing Development             6/08 at 101            AAA           6,221,790
                 Bonds, 1998 Series A, 5.375%, 6/01/16
                 (Alternative Minimum Tax)

        8,400   Massachusetts Health and Educational Facilities Authority,           10/05 at 102            AAA           8,588,580
                 Revenue Bonds, Berkshire Health Systems Issue, Series D,
                 6.000%, 10/01/13

        6,685   Massachusetts Health and Educational Facilities Authority,            7/08 at 102            AAA           5,853,453
                 Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/18

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO) (continued)
                            April 30, 2000
    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS (continued)

$      20,000   Massachusetts Health and Educational Facilities Authority,            7/08 at 101            AAA       $  16,650,800
                 Revenue Bonds, Boston Medical Center Issue, Series A,
                 5.000%, 7/01/29

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, South Shore Hospital Issue, Series D:
        2,890    6.500%, 7/01/22 (Pre-refunded to 7/01/02)                            7/02 at 102            AAA           3,040,685
        2,960    6.500%, 7/01/22                                                      7/02 at 102            AAA           3,033,911

       12,990   Massachusetts Housing Finance Agency, Single Family Housing           6/01 at 102             Aa          13,243,695
                 Revenue Bonds, Series 17, 7.150%, 12/01/24
                 (Alternative Minimum Tax)

        4,865   Massachusetts Housing Finance Agency, Housing Revenue                12/05 at 102            AAA           4,905,769
                 Refunding Bonds, 1995 Series A, 6.100%, 12/01/16

       57,350   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102            AAA          48,399,959
                 System Revenue Bonds, 1997 Series C (Senior), 5.000%, 1/01/37


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 7.3%

        2,750   Cheboygan Area Schools, Counties of Cheboygan and Presque             5/07 at 100            AAA           2,758,333
                 Isle, State of Michigan, 1996 School Building and State
                 Bonds (General Obligation - Unlimited Tax), 5.700%, 5/01/16

       11,245   The Economic Development Corporation of the City of Detroit,          5/01 at 102            AAA          11,669,049
                 Resource Recovery Revenue Bonds, Series 1991A,
                 6.875%, 5/01/09 (Alternative Minimum Tax)

       20,300   City of Detroit, Michigan, Sewage Disposal System Revenue             7/01 at 102            AAA          21,156,457
                 Bonds, Series 1991, 6.625%, 7/01/21 (Pre-refunded to 7/01/01)

                City of Detroit, Michigan, Sewage Disposal System Revenue
                Bonds, Series 1999-A:
       15,825    5.750%, 7/01/26                                                      1/10 at 101            AAA          15,560,723
       20,000    5.875%, 7/01/27                                                      1/10 at 101            AAA          19,904,000

       13,500   City of Detroit, Michigan, Water Supply System Revenue                7/04 at 102            AAA          11,737,035
                 and Revenue Refunding Bonds, Series 1993, 5.000%, 7/01/23

       18,700   City of Detroit, Michigan, Water Supply System Revenue                7/07 at 101            AAA          16,162,223
                 Bonds (Senior Lien), Series 1997-A, 5.000%, 7/01/27

        8,000   Gaylord Community Schools, Counties of Otsego and Antrim,          5/07 at 37 3/4            AAA           2,078,720
                 State of Michigan, 1992 School Building and Site Refunding
                 Bonds, 0.000%, 5/01/21 (Pre-refunded to 5/01/07)

        8,500   County of Jackson Hospital Finance Authority, Hospital Revenue        6/03 at 102            AAA           7,596,365
                 Refunding Bonds (W.A. Foote Memorial Hospital, Jackson
                 Michigan), Series 1993A, 5.250%, 6/01/23

        1,515   Michigan State Housing Development Authority, Rental Housing          1/02 at 102            AA-           1,579,509
                  Revenue Bonds, 1991 Series A, 7.150%, 4/01/10
                 (Alternative Minimum Tax)

       10,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue        12/01 at 102            AAA          10,459,100
                 Bonds (The Detroit Edison Company Pollution Control Bonds
                 Project), Collateralized Series 1991DD, 6.875%, 12/01/21

       27,000   Okemos Public School, County of Ingham, State of Michigan,       5/06 at 34 17/32            AAA           6,787,260
                 1991 School Building and Site Bonds, Series I,
                 0.000%, 5/01/21 (Pre-refunded to 5/01/06)

        6,125   Western Townships Utilities Authority, Sewage Disposal                1/02 at 100            AAA           6,249,093
                 System Refunding Bonds, Series 1991, 6.500%, 1/01/19


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.6%

        5,430   Minnesota Housing Finance Agency, Single Family Mortgage              1/04 at 102             AA           5,562,818
                 Bonds, 1994 Series M, 6.700%, 7/01/26
                 (Alternative Minimum Tax)

        4,785   Minnesota Housing Finance Agency, Single Family Mortgage              7/02 at 102            AA+           4,876,202
                 Bonds, 1992 Series E, 6.850%, 1/01/24
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.2%

        3,920   Missouri Housing Development Commission, Single Family                1/02 at 102            AAA           4,017,530
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), 1991 Series C, 6.900%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 1.5%

       26,000   City of Forsyth, Rosebud County, Montana, Pollution Control           3/02 at 102            AAA          27,138,540
                 Revenue Refunding Bonds (Puget Sound Power and Light
                 Company Colstrip Project), Series 1992, 6.800%, 3/01/22

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEVADA - 2.7%

$      29,775   Clark County, Nevada, Industrial Development Revenue Bonds            6/00 at 102            AAA       $  30,444,938
                 (Nevada Power Company Project), Series 1990, 7.800%, 6/01/20
                 (Alternative Minimum Tax)

       11,000   Clark County, Nevada, Las Vegas-McCarran International                7/02 at 102            AAA          11,468,270
                 Airport Passenger Facility Charge Revenue Bonds,
                 1992 Series A, 6.000%, 7/01/22 (Pre-refunded to 7/01/02)

        4,510   Nevada Housing Division, Single Family Program Bonds,                 4/04 at 102            Aa2           4,575,575
                 1994 Issue B-1 Senior Bonds, 6.700%, 10/01/17

        3,485   Nevada Housing Division, Single Family Mortgage Bonds,                4/04 at 102            Aa2           3,572,892
                 1994 Series B-2 Senior Bonds, 6.950%, 10/01/26
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.3%

        4,950   New Hampshire Higher Educational and Health Facilities                1/03 at 102            AAA           5,007,074
                 Authority, Hospital Revenue Bonds, Lakes Region Hospital
                 Association Issue, Series 1993, 5.750%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 4.7%

       11,095   Long Island Power Authority, Electric System General Revenue          6/08 at 101            AAA           9,970,300
                 Bonds, Series 1998A, 5.000%, 12/01/18

        8,685   Long Island Power Authority, Electric System General Revenue          6/08 at 101            AAA           8,117,435
                 Bonds, Series 1998A, 5.300%, 12/01/19

        8,265   The City of New York, General Obligation Bonds, Fiscal ,          8/02 at 101 1/2            AAA           8,635,603
                 1992 Series C, Fixed Rate Bonds, Subseries C-1
                 6.250%, 8/01/10 (Pre-refunded to 8/01/02)

       10,000   The City of New York, General Obligation Bonds,                       8/08 at 101            AAA           8,791,800
                 Fiscal 1998 Series H, 5.125%, 8/01/25

       10,000   New York City (New York), Municipal Water Finance Authority,          6/06 at 101            AAA           9,807,100
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

                Dormitory Authority of the State of New York, City University
                System Consolidated Third General Resolution Revenue Bonds, 1994
                Series 2:
        3,000    6.250%, 7/01/19 (Pre-refunded to 7/01/04)                            7/04 at 100            AAA           3,144,660
        6,400    6.750%, 7/01/24 (Pre-refunded to 7/01/04)                            7/04 at 102            AAA           6,929,728

        9,000   Dormitory Authority of the State of New York, The New York            8/09 at 101            AAA           8,771,490
                 Hospital Medical Center of Queens, FHA-Insured Mortgage
                 Hospital Revenue Bonds, Series 1999, 5.250%, 8/01/19

        5,000   New York State Urban Development Corporation,                         1/07 at 102            AAA           4,856,150
                 Correctional Capital Facilities Revenue Bonds,
                 Series 7, 5.700%, 1/01/27

       15,600   Port Authority of New York and New Jersey, Consolidated               1/05 at 101            AAA          16,248,960
                 Revenue Bonds, Ninety-Seventh Series, 6.650%, 1/15/23
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 2.6%

       45,000   City of Charlotte, North Carolina, Certificates of Participation,    12/01 at 102            AAA          47,266,200
                 Series 1991 (Convention Facility Project), 6.750%, 12/01/21
                 (Pre-refunded to 12/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 4.0%

       12,550   City of Cleveland, Ohio, Waterworks Improvement First Mortgage        1/02 at 102            AAA          13,119,143
                 Revenue Bonds, Series F, 1992A, 6.500%, 1/01/21
                 (Pre-refunded to 1/01/02)

        9,000   County of Lucas, Ohio, Hospital Improvement Revenue Bonds,            8/02 at 102            AAA           9,418,410
                 Series 1992 (St. Vincent Medical Center), 6.625%, 8/15/22

       21,100   County of Lucas, Ohio, Hospital Revenue Bonds, Series 1999           11/09 at 101            AAA          18,893,151
                 (ProMedica Healthcare Obligated Group), 5.375%, 11/15/39

        8,615   Ohio Housing Finance Agency, Residential Mortgage Revenue             3/05 at 102            Aaa           8,801,256
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 1995 Series A-2, 6.625%, 3/01/26 (Alternative Minimum Tax)

       13,750   Ohio Air Quality Development Authority, Air Quality Development      10/04 at 102            AAA          14,017,163
                 Revenue Refunding Bonds (JMG Funding Limited Partnership
                 Project), Series 1994, 6.375%, 1/01/29 (Alternative Minimum Tax)

        8,000   State of Ohio, Ohio Air Quality Development Authority,               10/04 at 102            AAA           8,155,440
                 Air Quality Development Revenue Refunding Bonds (JMG
                 Funding, Limited Partnership Project), Series 1994,
                 6.375%, 4/01/29 (Alternative Minimum Tax)

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO) (continued)
                            April 30, 2000
    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                OKLAHOMA - 1.6%

$         450   Oklahoma Housing Finance Agency, Single Family Mortgage               3/01 at 102            AAA       $     459,171
                 Revenue Bonds, 1991 Series A, 7.150%, 3/01/07

       26,940   Oklahoma Housing Finance Agency, GNMA Collateralized                 No Opt. Call            AAA          28,455,644
                 Single Family Mortgage Revenue Bonds, Series 1987A,
                 8.000%, 8/01/18 (Alternative Minimum Tax)

        1,040   Tulsa County Home Finance Authority, GNMA Collateralized             12/01 at 102            AAA           1,061,611
                 Mortgage Revenue Bonds, Series 1991C, 7.100%, 6/01/22
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.3%

        4,600   State of Oregon, Housing and Community Services Department,           7/05 at 102            Aa2           4,737,678
                 Mortgage Revenue Bonds (Single Family Mortgage Program),
                 1995 Series A, 6.450%, 7/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 5.4%

       14,700   County of Allegheny, Pennsylvania, Airport Revenue Bonds,             1/02 at 102            AAA          15,002,232
                 Series 1992A and 1992B (Greater Pittsburgh International
                 Airport), 6.625%, 1/01/22 (Alternative Minimum Tax)

        7,000   Beaver County (Pennsylvania), Industrial Development Authority,       9/01 at 102            AAA           7,320,740
                 Pollution Control Revenue Refunding Bonds, 1991 Series A,
                 Pennsylvania Power Company, Mansfield Project,
                 7.150%, 9/01/21

       24,800   Butler County Hospital Authority (Butler County, Pennsylvania),       6/01 at 102            AAA          25,923,936
                 Hospital Revenue Bonds, Series 1991A (North Hills Passavant
                 Hospital), 7.000%, 6/01/22 (Pre-refunded to 6/01/01)

                Delaware County Industrial Development Authority, Pollution
                Control Revenue Refunding Bonds, 1991 Series A (Philadelphia
                Electric Company Project):
        5,000    7.375%, 4/01/21                                                      4/01 at 102              A           5,180,300
        5,000    7.375%, 4/01/21                                                      4/01 at 102            AAA           5,200,950

       10,000   The Harrisburg Authority (Dauphin County, Pennsylvania),              6/01 at 101            AAA          10,321,700
                 Commonwealth of Pennsylvania Lease Bonds, Series of 1991,
                 6.625%, 6/01/13 (Pre-refunded to 6/01/01)

        4,000   Lehigh County General Purpose Authority (Pennsylvania),               7/08 at 101            Aaa           3,353,840
                 Hospital Revenue Bonds (Lehigh Valley Health Network),
                 Series C of 1998, 5.000%, 7/01/28

        7,120   Lehigh County, Pennsylvania, General Purpose Authority,               7/04 at 102            AAA           7,573,829
                 Hospital Revenue Bonds (Lehigh Valley Hospital, Inc.),
                 Series A of 1994, 6.250%, 7/01/22 (Pre-refunded to 7/01/04)

        8,950   Montgomery County Industrial Development Authority,                   6/02 at 102            AAA           9,335,387
                 Pollution Control Revenue Refunding Bonds, 1992 Series A
                 (Philadelphia Electric Company Project), 6.625%, 6/01/22

        7,000   Harristown Development Corporation, Commonwealth                     11/01 at 102            AAA           7,275,800
                 of Pennsylvania, Certificates of Participation, 6.250%, 5/01/16

        3,000   South Fork Municipal Authority (Pennsylvania), Hospital               7/08 at 101            AAA           2,515,380
                 Revenue Bonds, Series B of 1998 (Conemaugh Valley Memorial
                 Hospital Project), 5.000%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 3.4%

       38,650   The Convention Center Authority (Rhode Island), Revenue               5/01 at 102            AAA          40,260,159
                 Bonds, 1991 Series A, 6.700%, 5/15/20 (Pre-refunded to 5/15/01)

        2,195   Providence Housing Development Corporation, Rhode Island,             7/04 at 102            AAA           2,271,803
                 Mortgage Revenue Refunding Bonds, Series 1994A, FHA-Insured
                 Mortgage Loan (Barbara Jordan Apartments Project),
                 6.750%, 7/01/25

       20,475   Rhode Island Depositors Economic Protection Corporation,              2/11 at 100            AAA          20,299,120
                 Special Obligation Refunding Bonds, 1992 Series B,
                 5.250%, 8/01/21 (Pre-refunded to 2/01/11)


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 0.8%

       22,000   Piedmont Municipal Power Agency (South Carolina), Electric           No Opt. Call            AAA          10,510,485
                 Revenue Bonds, 1988 Refunding Series, 0.000%, 1/01/13

                South Carolina Jobs-Economic Development Authority, Hospital
                Facilities Revenue Bonds, Series 1995 (Oconee Memorial Hospital,
                Inc.):
        3,000    6.150%, 3/01/15                                                      3/05 at 102            AAA           3,069,360
          600    6.150%, 3/01/25                                                      3/05 at 102            AAA             601,368


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.4%

        7,500   Metropolitan Nashville Airport Authority (Tennessee),                 7/01 at 102            AAA           7,793,250
                 Airport Improvement Revenue Bonds, Refunding Series 1991C,
                 6.600%, 7/01/15

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS - 3.4%

$       9,500   Coastal Bend Health Facilities Development Corporation (Texas),      11/02 at 102            AAA       $   9,932,535
                 Incarnate Word Health Services Revenue Bonds, Series 1993-A,
                 6.000%, 11/15/22

                Harris County, Texas, Toll Road Senior Lien Revenue Bonds,
                Series 1989:
        9,000    0.000%, 8/15/18 (Pre-refunded to 8/15/09)                       8/09 at 53 27/32            AAA           2,928,420
       39,000    0.000%, 8/15/19 (Pre-refunded to 8/15/09)                         8/09 at 50 1/4            AAA          11,845,860
        7,280    0.000%, 8/15/20 (Pre-refunded to 8/15/09)                       8/09 at 46 29/32            AAA           2,064,244
        5,085    0.000%, 8/15/21 (Pre-refunded to 8/15/09)                       8/09 at 43 25/32            AAA           1,345,949

                City of Houston, Texas, Water and Sewer System, Junior Lien
                Revenue Refunding Bonds, Series 1991C:
          880    6.375%, 12/01/17 (Pre-refunded to 12/01/01)                         12/01 at 102            AAA             919,318
       13,280    6.375%, 12/01/17                                                    12/01 at 102            AAA          13,804,162

        3,945   Retama Development Corporation, Special Facilities Revenue           No Opt. Call            AAA           5,841,598
                 Bonds (Retama Park Racetrack Project), Series 1993,
                 10.000%, 12/15/17

       14,100   Texas Department of Housing and Community Affairs,                    9/06 at 102            AAA          14,143,992
                 Single Family Mortgage Revenue Bonds, 1996 Series D,
                 6.250%, 9/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.2%

        5,990   Utah Housing Finance Agency, Multifamily Housing Refunding            1/02 at 102            AAA           6,286,325
                 Bonds, 1992 Issue A (FHA-Insured Mortgage Loans),
                 7.400%, 7/01/24

        1,615   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/04 at 102            Aaa           1,639,984
                 1994 Issue D (Federally Insured or Guaranteed Mortgage
                 Loans), 6.750%, 1/01/27 (Alternative Minimum Tax)

       17,400   Weber County, Utah, Hospital Revenue Bonds, Series 1999               8/09 at 101            AAA          14,508,816
                 (IHC Health Services Inc.), 5.000%, 8/15/30


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.3%

        5,000   Industrial Development Authority of Loudoun County, Virginia,         6/05 at 102            AAA           4,921,050
                 Hospital Revenue Bonds (Loudoun Hospital Center),
                 Series 1995, 5.800%, 6/01/20


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 2.7%

        2,515   Public Utility District No. 1 of Douglas County, Washington,          9/00 at 102            AA-           2,586,074
                 Wells Hydro-Electric Revenue Bonds, Series of 1990,
                 7.800%, 9/01/18 (Alternative Minimum Tax)

        4,250   Public Utility District No. 1 of Snohomish County, Washington,        1/02 at 102            AAA           4,699,395
                 Generation System Revenue Bonds, Series 1989,
                 6.650%, 1/01/16

       19,750   Washington Health Care Facilities Authority, Revenue Bonds,           6/00 at 102            AAA          20,181,143
                 Series 1989 (Group Health Cooperative of Puget Sound,
                 Seattle), 7.200%, 12/01/15

       12,300   Washington Health Care Facilities Authority, Revenue Bonds,          10/08 at 101            Aaa          10,275,666
                 Series 1998 (Children's Hospital and Regional Medical
                 Center), 5.000%, 10/01/28

        4,100   Washington Public Power Supply System, Nuclear Project                7/02 at 102            Aaa           4,170,930
                 No. 1 Refunding Revenue Bonds, Series 1992A, 6.250%, 7/01/17

        8,500   Washington Public Power Supply System, Nuclear Project                7/03 at 102            AAA           8,289,795
                 No. 3 Refunding Revenue Bonds, Series 1993B, 5.600%, 7/01/17


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.5%

       10,000   The County Commission of Harrison County, West Virginia,              5/03 at 102              A           9,636,000
                 Solid Waste Disposal Revenue Bonds (West Penn Power
                 Company, Harrison Station Project), Series B, 6.300%, 5/01/23
                 (Alternative Minimum Tax)

        4,100   West Virginia Water Development Authority, Water Development         11/01 at 102            AAA           4,302,581
                 Revenue Refunding Bonds (Loan Program), 1991 Series A,
                 7.000%, 11/01/25

       10,000   West Virginia Water Development Authority, Water Development         11/09 at 102            AAA           8,600,300
                  Revenue Bonds (Loan Program II), 1999 Series A,
                 5.125%, 11/01/39

        5,050   State of West Virginia, University of West Virginia Board             5/02 at 100            AAA           5,238,160
                 of Trustees, Dormitory Revenue Bonds  (West Virginia
                 University Project), 1992 Series A, 6.750%, 5/01/17
                 (Pre-refunded to 5/01/02)

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO) (continued)
                            April 30, 2000
    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 3.0%

$       8,270   Wisconsin Housing and Economic Development Authority,                 1/02 at 102            AAA       $   8,629,000
                 Housing Revenue Bonds, 1992 Series A, 6.850%, 11/01/12

        8,150   Wisconsin Health and Educational Facilities Authority, Revenue        8/01 at 102            AAA           8,557,251
                 Bonds, Series 1991 (St. Luke's Medical Center Project),
                 7.100%, 8/15/19 (Pre-refunded to 8/15/01)

       17,710   Wisconsin Health and Educational Facilities Authority, Revenue       12/01 at 102            AAA          18,598,510
                 Bonds, Series 1991-B (Novus Health Group),
                 6.750%, 12/15/20 (Pre-refunded to 12/15/01)

        5,000   Wisconsin Health and Educational Facilities Authority, Revenue        8/09 at 101            Aaa           4,576,250
                 Bonds, Series 1999 (Mercy Health System Corporation),
                 5.500%, 8/15/25

       15,000   Wisconsin Health and Educational Facilities Authority,                2/07 at 102            AAA          14,185,200
                 Revenue Bonds, Series 1997 (Marshfield Clinic Project),
                  5.750%, 2/15/27
------------------------------------------------------------------------------------------------------------------------------------
$   2,000,839   Total Investments - (cost $1,790,127,675) - 99.3%                                                      1,816,193,057
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.7%                                                                      13,300,881
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,829,493,938
                ====================================================================================================================

                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC. (NIF)
                            April 30, 2000
    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 1.3%

$       2,250   BMC Special Care Facilities Financing Authority of the City           1/02 at 100            AAA          $2,284,020
                 of Montgomery, Revenue Bonds, Series 1992-A (Baptist Medical
                 Center), 5.750%, 1/01/22 (Pre-refunded to 1/01/02)

        3,000   BMC Special Care Facilities Financing Authority of the City          12/02 at 102            AAA           3,167,640
                 of Montgomery, Revenue Bonds, Series 1992-B (Baptist
                 Medical Center), 6.700%, 12/01/10


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.3%

        5,555   Sebastian County (Arkansas), Community Junior College District,       4/07 at 101            Aaa           5,513,338
                 General Obligation Refunding and Improvement Bonds,
                 Series 1997, 5.600%, 4/01/17


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 23.9%

        6,750   ABAG Finance Authority for Nonprofit Corporations (California),      12/09 at 101            AAA           6,857,393
                 Certificates of Participation (Children's Hospital Medical Center of
                 Northern California), Series 1999, 5.875%, 12/01/19

       10,000   ABAG Finance Authority for Nonprofit Corporations, Insured           12/09 at 101            AAA          10,128,500
                 Certificates of Participation (Children's Hospital Medical Center
                 of Northern California), Series 1999, 6.000%, 12/01/29

        9,180   Antioch Area Public Facilities Financing Agency, Community            8/09 at 101            AAA           9,116,199
                 Facilities District No. 1989-1, Special Tax Bonds, Series 1999
                 (Contra Costa County, California), 5.700%, 8/01/22

        5,000   State Public Works Board of the State of California, Lease           12/07 at 102            AAA           4,818,000
                 Revenue Refunding Bonds (The Regents of the University
                 of California Projects), 1997 Series A, 5.375%, 12/01/19

          930   Housing Authority of the County of Kern, Guaranteed                  No Opt. Call            AAA             997,472
                 Tax-Exempt Mortgage Obligations, 1994 Series A, Subseries I,
                 7.150%, 12/30/24 (Alternative Minimum Tax)

          575   Housing Authority of the County of Kern, Guaranteed Tax-Exempt       No Opt. Call            AAA             610,282
                 Mortgage Obligations, 1994 Series A, Subseries III,
                 7.450%, 6/30/25 (Alternative Minimum Tax)

        5,875   La Verne - Grand Terrace Housing Finance Agency, Single              No Opt. Call            AAA           8,108,969
                 Family Residential Mortgage Revenue Bonds, 1984 Series A,
                 10.250%, 7/01/17

        5,840   Lancaster Redevelopment Agency, Lancaster Residential                 8/01 at 102            AAA           5,956,158
                 Redevelopment Project Area, Tax Allocation Refunding Bonds,
                 Issue of 1992, 6.100%, 8/01/19

       11,080   City of Lodi, California, Electric System Revenue Certificates   1/09 at 40 23/32            AAA           2,530,672
                 of Participation, 1999 Series A, 0.000%, 1/15/24

        5,040   Northern California Power Agency, Hydroelectric Project              No Opt. Call            AAA           6,023,405
                 Number One, Revenue Bonds, 1992 Refunding Series A,
                 10.000%, 7/01/04

        5,000   Ontario Redevelopment Financing Authority (San Bernardino            No Opt. Call            AAA           6,064,650
                 County, California), 1995 Revenue Refunding Bonds (Ontario
                 Redevelopment Project No.1), 7.400%, 8/01/25

        8,880   City of Pomona, California, Single Family Mortgage Revenue           No Opt. Call            AAA          10,572,706
                 Refunding Bonds (GNMA and FHLMC Mortgage-Backed
                 Securities), Series 1990B, 7.500%, 8/01/23

       10,305   City of San Bernardino, California, Single Family Mortgage           No Opt. Call            AAA          12,021,195
                 Revenue Refunding Bonds (GNMA Mortgage-Backed Securities),
                 Series 1990A, 7.500%, 5/01/23

       14,755   County of San Bernardino, California, Single Family                  No Opt. Call            AAA          17,916,554
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities), 1988 Series A, 8.300%, 9/01/14
                 (Alternative Minimum Tax)

        2,000   City of Santa Barbara, California, Certificates of Participation      4/02 at 102            AAA           2,089,840
                 (1992 Water System Improvement Project and Refunding),
                 6.700%, 4/01/27


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 1.6%

        6,000   E-470 Public Highway Authority (Colorado), Senior Revenue             9/10 at 102            AAA           5,813,640
                 Bonds, Series 2000A and Series 2000B, 5.750%, 9/01/29 (WI)

        1,225   Summit School District RE-1, Summit County, Colorado, General        12/04 at 100            AAA           1,311,240
                 Obligation Improvement Bonds, Series 1994,
                  6.700%, 12/01/14 (Pre-refunded to 12/01/04)

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC. (NIF) (continued)
                            April 30, 2000
    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                FLORIDA - 7.6%

                Miami-Dade County, Florida, Subordinate Special Obligation Bonds,
                Series 1997B:
$      10,000    0.000%, 10/01/18                                                4/08 at 58 19/32            AAA       $   3,296,200
       13,455    0.000%, 10/01/22                                                4/08 at 46 13/16            AAA           3,373,572
       24,385    0.000%, 10/01/23                                                  4/08 at 44 1/4            AAA           5,735,352
       30,000    0.000%, 10/01/26                                                 4/08 at 37 5/16            AAA           5,817,300
       50,500    0.000%, 10/01/30                                                4/08 at 29 11/16            AAA           7,616,915

        6,670   Polk County Industrial Development Authority, Industrial Development  9/02 at 103            AAA           7,008,503
                 Variable Rate Revenue Bonds, 1985 Series 2 (Winter Haven
                 Hospital Project), 6.250%, 9/01/15


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 7.2%

                Development Authority of Burke County, Georgia, Pollution
                Control Revenue Bonds (Oglethorpe Power Corporation, Vogtle
                Project), Series 1992:
        3,555    7.800%, 1/01/08 (Pre-refunded to 1/01/03)                            1/03 at 103            AAA           3,899,408
       10,000    8.000%, 1/01/15 (Pre-refunded to 1/01/03)                            1/03 at 103            AAA          11,016,200

       10,425   Hospital Authority of Henry County (Georgia), Revenue                 7/10 at 102            AAA          10,478,063
                 Certificates (Henry Medical Center, Inc. Project), Series,
                 5.875%, 7/01/20

        6,500   The Medical Center Hospital Authority (Georgia), Revenue              8/09 at 102            AAA           6,115,525
                 Anticipation Certificates (Columbus Regional Healthcare
                 System, Inc. Project), Series 1999, 5.500%, 8/01/25


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 2.0%

                Department of Budget and Finance of the State of Hawaii,
                Special Purpose Revenue Bonds (Hawaii Electric Company, Inc. and
                Subsidiaries Project), Series 1999D:
        2,250    6.150%, 1/01/20 (Alternative Minimum Tax)                            1/09 at 101            AAA           2,268,203
        6,500    6.200%, 11/01/29 (Alternative Minimum Tax)                          11/09 at 101            AAA           6,549,335


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 9.6%

       10,000   City of Chicago (Illinois), General Obligation Adjustable         7/02 at 101 1/2            AAA          10,552,000
                 Rate Bonds, Central Public Library Project, Series C of 1988,
                 6.850%, 1/01/17 (Pre-refunded to 7/01/02)

        8,200   Board of Education of the City of Chicago, General Obligation        No Opt. Call            AAA           8,791,630
                 Lease Certificates, 1992 Series A, 6.250%, 1/01/15

        4,375   City of Chicago (Illinois), Chicago Midway Airport, Revenue           1/09 at 101            AAA           3,643,194
                 Bonds, Series 1998B, 5.000%, 1/01/35

       10,150   Onterie Center Housing Finance Corporation (An Illinois               7/02 at 102            AAA          10,552,143
                 Not For Profit Corporation), Mortgage Revenue Refunding
                 Bonds, Series 1992A (FHA-Insured Mortgage Loan - Onterie
                 Center Project), 7.050%, 7/01/27

        3,225   Regional Transportation Authority, Cook, DuPage, Kane, Lake,         No Opt. Call            AAA           4,070,144
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992A, 9.000%, 06/01/09

        4,000   Public Building Commission of St. Clair County, Illinois,            12/02 at 102            AAA           4,127,880
                 Public Building Revenue Bonds, Series 1992, 6.350%, 12/01/09
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 2.9%

        5,375   Indiana Health Facility Financing Authority, Hospital                 5/02 at 102            AAA           5,580,164
                 Revenue Refunding and Improvement Bonds, Series 1992
                 (Community Hospitals Projects), 6.400%, 5/01/12

        7,000   Southwest Allen Multi School Building Corporation, Ft. Wayne,         1/02 at 101            AAA           7,221,060
                 Indiana, First Mortgage Refunding Bonds, Series 1992B,
                 6.375%, 01/15/09


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.5%

        6,500   County of Daviess, Kentucky, Insured Hospital Revenue                 8/02 at 102            AAA           6,570,460
                  Bonds (ODCH, Inc. Project), Series A,6.250%, 8/01/22


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.2%

                Louisiana Public Facilities Authority, Hospital Revenue Bonds
                (Our Lady of Lourdes Regional Medical Center Project), Series
                1992:
        5,000    6.375%, 2/01/12 (Pre-refunded to 2/01/03)                            2/03 at 102            AAA           5,263,200
        4,000    6.450%, 2/01/22 (Pre-refunded to 2/01/03)                            2/03 at 102            AAA           4,223,200

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS - 7.1%

$       3,000   Framingham Housing Authority, GNMA Collateralized                     8/01 at 102            AAA       $   3,101,730
                 Mortgage Revenue Bonds (Beaver Terrace Apartments),
                 Series 1992A, 6.650%, 2/20/32

        8,335   Massachusetts Health and Educational Facilities Authority,            7/02 at 102            AAA           8,581,216
                 Revenue Bonds, New England Medical Center Hospitals
                 Issue, Series F, 6.625%, 7/01/25

       22,805   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102            AAA          19,246,052
                 System Revenue Bonds, 1997 Series C (Senior),
                 5.000%, 1/01/37


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 0.5%

        2,000   Paw Paw Public Schools, County of Van Buren, State                    5/05 at 100            AAA           2,053,440
                 of Michigan, 1995 School Building and Site Bonds,
                 5.625%, 5/01/25 (Pre-refunded to 5/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.3%

        1,505   Minnesota Housing Finance Agency, Rental Housing                      2/05 at 102            AAA           1,488,596
                 Bonds, 1995 Series D, 5.950%, 2/01/18


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.4%

        1,475   Mississippi Home Corporation, Single Family Senior Revenue            9/00 at 103            AAA           1,526,301
                 Refunding Bonds, Series 1990A, 9.250%, 3/01/12


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 2.3%

        7,495   The Industrial Development Authority of Jefferson County,             8/07 at 100            AAA          10,043,375
                 Missouri, Housing Revenue Bonds (Richardson Road
                 Apartments Project), Series 1985, 11.000%, 12/15/15
                 (Pre-refunded to 8/15/07)


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 3.1%

       13,000   City of Forsyth, Rosebud County, Montana, Pollution Control           3/02 at 102            AAA          13,569,270
                 Revenue Refunding Bonds (Puget Sound Power and Light
                 Company, Colstrip Project), Series 1992, 6.800%, 3/01/22


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 1.2%

        5,050   Washoe County, Nevada, Variable Rate Demand Gas and                   7/02 at 102            AAA           5,223,821
                 Water Facilities Refunding Revenue Bonds, (Sierra Pacific
                 Power Company Project), Series 1987, 6.300%, 12/01/14


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 5.0%

        7,645   Metropolitan Transportation Authority (New York), Transit            No Opt. Call            AAA           8,990,367
                 Facilities Revenue Bonds, Series J, 9.100%, 7/01/05

        6,935   The City of New York, General Obligation Bonds, Fiscal            8/02 at 101 1/2            AAA           7,299,434
                 1992 Series C, Subseries C-1, 6.625%, 8/01/14
                 (Pre-refunded to 8/01/02)

           65   The City of New York, General Obligation Bonds, Fiscal            8/02 at 101 1/2            AAA              68,244
                 1992 Series C, Subseries C-1, 6.625%, 8/01/14

                The City of New York, General Obligation Bonds, Fiscal 1992
                Series C, Subseries C-1:
        4,950    6.625%, 8/01/15 (Pre-refunded to 8/01/02)                        8/02 at 101 1/2            AAA           5,210,123
           50    6.625%, 8/01/15                                                  8/02 at 101 1/2            AAA              52,255


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 2.1%

        5,715   Oklahoma Housing Finance Agency, GNMA Collateralized                 No Opt. Call            AAA           6,036,526
                 Single Family Mortgage Revenue Bonds, Series 1987A,
                 7.997%, 8/01/18 (Alternative Minimum Tax)

        3,000   Tulsa Industrial Authority, Multifamily Housing Revenue              11/05 at 103            Aaa           3,025,560
                 Refunding Bonds (GNMA Collateralized - Country Club of
                 Woodland Hills Development), Series 1995, 6.250%, 11/01/27


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.6%

       19,140   Montgomery County Industrial Development Authority,                   6/02 at 102            AAA          19,964,168
                 Pollution Control Revenue Refunding Bonds, 1992 Series A
                 (Philadelphia Electric Company Project), 6.625%, 6/01/22


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 2.9%

       11,750   Rhode Island Depositors Economic Corporation,                         8/02 at 102            AAA          12,415,050
                 Special Obligation Bonds, 1992 Series A, 6.625%, 8/01/19
                 (Pre-refunded to 8/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 2.3%

        9,450   South Carolina Public Service Authority, Santee Cooper,               7/02 at 102            AAA           9,948,677
                 Revenue Bonds, 1991 Series D, 6.500%, 7/01/24
                 (Pre-refunded to 7/01/02)

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC. (NIF) (continued)
                            April 30, 2000

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TENNESSEE - 1.1%

$       5,000   The Health and Educational Facilities Board of the Metropolitan      11/09 at 101            AAA       $   4,975,550
                 Government of Nashville and Davidson County, Tennessee,
                 Revenue Bonds (Ascension Health Credit Group),
                 Series 1999A, 6.000%, 11/15/30


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 2.2%

        1,140   Corpus Christi (Texas), Housing Finance Corporation,                  7/01 at 103            AAA           1,208,240
                 Single Family Mortgage Senior Revenue Refunding Bonds,
                 Series 1991A, 7.700%, 7/01/11

        1,010   City of El Paso (Texas), Property Finance Authority, Inc.,            6/02 at 103            Aaa           1,060,379
                 Single Family Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), Series 1992A, 8.700%, 12/01/18
                 (Alternative Minimum Tax)

        5,210   Harris County, Texas, Toll Road Senior Lien, Revenue Refunding        8/02 at 102            AAA           5,494,048
                 Bonds, Series 1992A, 6.500%, 8/15/17 (Pre-refunded to 8/15/02)

        1,600   Harris County, Texas, Toll Road Senior Lien Revenue Refunding         8/00 at 100            AAA           1,602,491
                  Bonds, Series 1992B, 6.625%, 8/15/17


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 1.1%

        4,750   Puyallup School District No. 3, Pierce County, Washington,           12/02 at 100            AAA           4,965,460
                 Unlimited Tax General Obligation and Refunding Bonds,
                1992 Series A, 6.700%, 12/01/09 (Pre-refunded to 12/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.4%

        6,000   Mason County, West Virginia, Pollution Control Revenue                6/02 at 102            AAA           6,299,400
                 Bonds (Appalachian Power Company Project), Series I,
                 6.850%, 6/01/22
------------------------------------------------------------------------------------------------------------------------------------
$     519,380   Total Investments - (cost $418,533,904) - 98.7%                                                          429,121,297
=============   --------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 2.3%

        7,000   Joliet Regional Port District, Marine Terminal Revenue Refunding                            A-1+           7,000,000
                 Bonds (Exxon Project), Series 1989, Variable Rate Demand Bonds,
                 5.850%, 10/01/24+

        3,100   Louisiana Offshore Terminal Authority, Deepwater Port                                     VMIG-1           3,100,000
                 Refunding Revenue Bonds (LOOP INC. Project), First Stage
                 Series 1992A, Variable Rate Demand Bonds, 5.850%, 9/01/08+
------------------------------------------------------------------------------------------------------------------------------------
$      10,100   Total Short-Term Investments - (cost $10,100,000)                                                         10,100,000
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.0)%                                                                   (4,368,522)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 434,852,775
                ====================================================================================================================

                    All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market
                    Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S.
                    Government agency securities, any of which ensure the timely payment of principal and interest.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2 (NPX)
                            April 30, 2000
    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 0.6%

$       2,500   City of Mobile, Alabama, General Obligation Refunding Warrants,       2/06 at 102            AAA       $   2,517,700
                  Series 1996, 5.750%, 2/15/16

        2,000   City of Scottsboro (Alabama), General Obligation School Warrants,     7/06 at 102            AAA           2,033,040
                 Series 1996-B, 5.750%, 7/01/14


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.4%

        2,935   Alaska Housing Finance Corporation, Mortgage Revenue Bonds,           6/06 at 102            AAA           2,973,360
                 Series 1996-B, 5.750%, 7/01/14


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.4%

       10,500   The Industrial Development Authority of the City of Mesa, Arizona,    1/10 at 101            AAA          10,039,155
                 Revenue Bonds (Discovery Health System), Series 1999A,
                 5.625%, 1/01/29


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 5.4%

        6,450   California Housing Finance Agency, Multi-Unit Rental Housing          2/03 at 102            Aa2           6,544,751
                 Revenue Bonds, 1992 Series A, 6.625%, 2/01/24
                 (Alternative Minimum Tax)

                Modesto Irrigation District, California, Certificates of
                Participation (Refunding and Capital Improvements),
                Series 1999A:
        3,320    0.000%, 7/01/19                                                  7/09 at 60 7/16            AAA           1,071,630
        3,320    0.000%, 7/01/20                                                   7/09 at 57 3/8            AAA           1,002,374
        3,320    0.000%, 7/01/21                                                  7/09 at 54 7/16            AAA             936,871

        3,500   Northern California Power Agency, Hydroelectric Project               7/03 at 102            AAA           3,490,410
                 Number One Revenue Bonds, 1993 Refunding A, 5.500%, 7/01/16

        6,850   County of Orange, California, 1996 Recovery Certificates of           7/06 at 102            AAA           6,926,446
                 Participation, Series A, 6.000%, 7/01/26

       13,000   Sacramento City Financing Authority (California), 1999 Capital       12/09 at 102            AAA          12,979,590
                 Improvement Revenue Bonds (Solid Waste and Redevelopment
                 Projects), 5.800%, 12/01/19

                San Leandro Housing Finance Corporation, Mortgage Revenue
                Refunding Bonds, Series 1993A (FHA-Insured Mortgage Loan -
                Ashland Village Apartments, Section 8 Assisted Project):
        1,580    6.550%, 1/01/12                                                      1/02 at 102            AAA           1,613,322
        5,100    6.650%, 1/01/25                                                           at 102            AAA           5,207,304


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 5.2%

          850   Adams County, Colorado, Pollution Control Refunding                   1/09 at 102            AAA             771,171
                 Revenue Bonds (Public Service Company of ColoradoProjects),
                 Series 1999, 5.100%, 1/01/19

        3,480   Colorado Health Facilities Authority, Hospital Revenue Bonds         12/09 at 101            Aaa           3,395,123
                 (Poudre Valley Health Care, Inc.) Series 1999A, 5.625%, 12/01/19

        4,500   Colorado Health Facilities Authority, Hospital Revenue Bonds         12/09 at 101            Aaa           4,400,325
                 (Poudre Valley Health Care, Inc.), Series 1999A, 5.750%, 12/01/23

       19,805   City and County of Denver, Colorado, Airport System Revenue          11/08 at 101            AAA          16,632,437
                 (Bonds, Series 1998B, 5.000%, 11/15/25 (Alternative Minimum Tax)

       14,000   Pueblo County, Colorado, Pollution Control Refunding Revenue Bonds    1/09 at 102            AAA          12,701,640
                 (Public Service Company of Colorado Projects), Series 1999,
                 5.100%, 1/01/19


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 5.2%

        5,000   District of Columbia (Washington, D.C.), General Obligation          No Opt. Call            AAA           5,015,050
                 Refunding Bonds, Series 1993B, 5.500%, 6/01/12

        5,000   District of Columbia, Hospital Improvement and Refunding              7/02 at 102            AAA           5,040,750
                 Revenue Bonds (Children's Hospital Issue), Series 1992A,
                 6.250%, 7/15/19
        4,755   District of Columbia (Washington, D.C.), General                     No Opt. Call            AAA           5,135,448
                 Obligation Refunding Bonds, Series 1994A, 6.500%, 6/01/09

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2 (NPX) (continued)
                            April 30, 2000
    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA (continued)

$       3,765   District of Columbia Housing Finance Agency, Collateralized           6/03 at 102            AAA       $   3,782,545
                 Single Family Mortgage Revenue Bonds, Series 1990C-4,
                 6.350%, 12/01/24 (Alternative Minimum Tax)

                Washington Convention Center Authority (Washington, D.C.),
                Senior Lien Dedicated Tax Revenue Bonds, Series 1998:
        4,885    5.000%, 10/01/18                                                    10/08 at 101            AAA           4,382,187
       16,705    5.000%, 10/01/21                                                    10/08 at 101            AAA          14,604,513


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 1.0%

                The Urban Renewal Agency of Boise City, Idaho, Urban Renewal
                Lease Revenue Bonds, Series 1999 (Ada County Courts Complex
                Project):
          200    5.875%, 8/15/25                                                      8/09 at 101            AAA             198,160
        7,500    5.900%, 8/15/29                                                      8/09 at 101            AAA           7,428,000


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 14.2%

        2,500   City of Aurora, Kane, DuPage, Kendall and Will Counties,              1/05 at 100            AAA           2,579,625
                 Illinois, General Obligation Corporate Purpose Bonds,
                 Series 1996, 5.800%, 1/01/14 (Pre-refunded to 1/01/05)

                Village of Bolingbrook, Illinois, General Obligation Bonds, Series 1997:
        2,190    0.000%, 1/01/21                                                 1/08 at 47 29/32            AAA             616,003
        2,195    0.000%, 1/01/22                                                  1/08 at 45 3/16            AAA             577,022
        2,195    0.000%, 1/01/23                                                   1/08 at 42 1/2            AAA             540,146
        2,195    0.000%, 1/01/24                                                  1/08 at 40 3/32            AAA             506,606
        2,195    0.000%, 1/01/25                                                 1/08 at 37 27/32            AAA             475,042
        2,195    0.000%, 1/01/26                                                 1/08 at 35 11/16            AAA             446,463

                Village of Bolingbrook, Illinois, General Obligation Bonds, Series
                1999C Refunding:
        2,505    0.000%, 1/01/21                                                     No Opt. Call            AAA             710,293
        2,930    0.000%, 1/01/22                                                     No Opt. Call            AAA             776,743

        1,500   City of Chicago, General Obligation Bonds, Project                    7/05 at 102            AAA           1,593,915
                  Series 1995, 6.125%, 1/01/16 (Pre-refunded to 7/01/05)

        8,370   City of Chicago, Chicago Midway Airport Revenue Bonds,                1/07 at 102            AAA           8,235,996
                 Series 1996A, 5.625%, 1/01/17

                City of Chicago, Chicago Midway Airport Revenue Bonds, 1994 Series A:
          820    6.100%, 1/01/08 (Alternative Minimum Tax) (Pre-refunded to 1/01/04)  1/04 at 102            AAA             861,426
          280    6.100%, 1/01/08 (Alternative Minimum Tax)                            1/04 at 102            AAA             290,094
        2,040    6.250%, 1/01/14 (Alternative Minimum Tax) (Pre-refunded to 1/01/04)  1/04 at 102            AAA           2,153,200
          710    6.250%, 1/01/14 (Alternative Minimum Tax)                            1/04 at 102            AAA             731,584

        9,000   City of Chicago, Chicago O'Hare International Airport,                1/02 at 102            AAA           9,358,200
                 International Terminal Special Revenue Bonds, Series 1992,
                 6.750%, 1/01/18 (Alternative Minimum Tax)

        8,235   City of Chicago (Illinois), Chicago O'Hare International Airport,     1/05 at 102            AAA           8,569,341
                 General Airport Second Lien Revenue Refunding Bonds,
                 1994 Series A, 6.375%, 1/01/15

       10,000   City of Chicago (Illinois), Chicago O'Hare International Airport,     1/10 at 101            AAA           9,573,100
                  General Airport Second Lien Revenue Refunding Bonds,
                 1999 Series, 5.500%, 1/01/17 (Alternative Minimum Tax)

        1,950   Illinois Health Facilities Authority, Health Facilities Refunding    No Opt. Call            AAA           2,137,766
                 Revenue Bonds (SSM Health Care), Series 1992AA,
                 6.550%, 6/01/14

                Illinois Health Facilities Authority (Lutheran General Health
                System), Revenue Bonds, Series 1993A:
        4,355    6.125%, 4/01/12                                                     No Opt. Call            AAA           4,570,703
        5,000    6.250%, 4/01/18                                                     No Opt. Call            AAA           5,333,350

        3,220   Illinois Housing Development Authority, Housing Development           1/04 at 102             A+           3,177,625
                 Bonds, 1993 Series A, 6.000%, 7/01/18

        1,770   Illinois Health Facilities Authority, Revenue Bonds,                  1/02 at 102            AAA           1,813,701
                 Series 1991 (Elmhurst Memorial Hospital), 6.625%, 1/01/22

        4,000   The Illinois State Toll Highway Authority, Toll Highway               1/03 at 102            AAA           4,195,240
                 Priority Revenue Bonds, 1992 Series A, 6.200%, 1/01/16
                 (Pre-refunded to 1/01/03)

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

$      13,825   School District Number 46, Kane, Cook and DuPage Counties,           No Opt. Call            Aaa       $  16,582,673
                 Illinois, School Bonds (Elgin School District Number U-46),
                 Series 1997, 7.800%, 1/01/12

                Metropolitan Pier and Exposition Authority (Illinois), McCormick
                Place Expansion Project Bonds, Series 1992A:
        6,335    6.500%, 6/15/22 (Pre-refunded to 6/15/03)                            6/03 at 102            AAA           6,725,743
          165    6.500%, 6/15/22                                                      6/03 at 102            AAA             169,937

        2,730   City of Peoria, City of Moline and City of Freeport, Illinois,       10/05 at 105            AAA           2,919,626
                 Collateralized Single Family Mortgage Revenue Bonds,
                Series 1995A, 7.600%, 4/01/27 (Alternative Minimum Tax)

                The County of St. Clair, Illinois, General Obligation Bonds
                (Alternate Revenue Source), Series 1999:
        7,455    0.000%, 10/01/22                                                10/09 at 48 7/16            AAA           1,799,413
        7,595    0.000%, 10/01/23                                                 10/09 at 45 3/4            AAA           1,712,824
        7,745    0.000%, 10/01/24                                                10/09 at 43 3/16            AAA           1,635,202
        8,080    0.000%, 10/01/26                                               10/09 at 38 15/32            AAA           1,498,113
        8,455    0.000%, 10/01/28                                                10/09 at 34 9/32            AAA           1,373,515


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.8%

        1,000   Fort Wayne South Side School Bldg. Corp., First Mortgage              1/04 at 102            AAA           1,054,780
                 Bonds, Series 1994, Allen County, Indiana, 6.125%, 1/15/12
                 (Pre-refunded to 1/15/04)

        2,220   Indiana Municipal Power Agency, Power Supply System                   1/03 at 102            AAA           2,317,192
                 Revenue Bonds, 1993 Series A, 6.125%, 1/01/19

        9,770   Northwest Allen Building Corporation, Allen County, Indiana,          6/05 at 102            AAA           9,617,100
                  First Mortgage Bonds, Series 1995, 5.500%, 6/01/15


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.4%

        1,075   City of Olathe, Kansas and Labette County, Kansas,                    2/05 at 105            Aaa           1,156,636
                 Collateralized Single Family Mortgage Refunding
                 Revenue Bonds, Series A-I, 8.100%, 8/1/23
                 (Alternative Minimum Tax)

        1,610   Sedwick County, Kansas and Shawnee County, Kansas,                   11/04 at 105            Aaa           1,730,557
                 Collateralized Single Family Mortgage Refunding Revenue
                 Bonds, Series A-II, 8.050%, 5/1/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.6%

        5,000   County of Jefferson, Kentucky, Health System Revenue                 10/08 at 101            AAA           4,503,050
                 onds, Series 1998 (Alliant Health System, Inc.),
                 5.125%, 10/01/18


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.1%

        1,000   Maryland Transportation Authority, Special Obligation Revenue         7/04 at 102            AAA           1,003,060
                  Bonds, Baltimore/Washington International Airport
                 Projects, Series 1994-A (Qualified Airport Bonds),
                 6.400%, 7/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.4%

        5,000   Massachusetts Housing Finance Agency, Housing Project                 4/03 at 102            AAA           5,073,750
                 Revenue Bonds, 6.150%, 10/01/15

        7,635   Massachusetts Housing Finance Agency, Single Family Housing           6/06 at 102            AAA           7,672,717
                 Revenue Bonds, Series 48, 6.350%, 6/01/26
                 (Alternative Minimum Tax)

        5,000   Massachusetts Housing Finance Authority, Single Family Housing        6/07 at 102            AAA           4,979,400
                 Revenue Bonds, Series 53, 6.150%,12/01/29
                 (Alternative Minimum Tax)

        8,750   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102            AAA           7,384,475
                 System Revenue Bonds, 1997 Series C (Senior), 5.000%, 1/01/37


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 3.9%

        9,250   Michigan Public Power Agency, Belle River Project Refunding           1/03 at 102            AAA           8,638,020
                  Revenue Bonds, 1993 Series A, 5.250%, 1/01/18

       10,000   Michigan State Housing Development Authority, Rental Housing          4/07 at 102            AAA           9,938,700
                 Revenue Bonds, 1997 Series A, 6.000%, 4/01/16
                 (Alternative Minimum Tax)

       10,000   County of Monroe, Michigan, Pollution Control Revenue                 9/03 at 102            AAA          10,388,100
                 Bonds (The Detroit Edison Company Project), Series CC-1992,
                 6.550%, 9/01/24 (Alternative Minimum Tax)

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2 (NPX) (continued)
                            April 30, 2000
    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.2%

$       9,025   Minnesota Housing Finance Agency, Rental Housing Bonds,               2/05 at 102            AAA       $   8,926,628
                  1995 Series D, 5.950%, 2/01/18


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 2.5%

        1,000   The Industrial Development Authority of the City of Hazelwood,        9/06 at 102            AAA             997,860
                 Missouri, Multifamily Housing Revenue Refunding Bonds
                 (GNMA Collateralized - The Lakes Apartments Project), Series 1996,
                 6.000%, 9/20/16

        8,000   City of Kansas City, Missouri, General Improvement Airport            9/05 at 101            AAA           8,663,040
                 Refunding Revenue Bonds, Series 1995, 6.750%, 9/01/09


        4,500   Land Clearance for Redevelopment Authority of Kansas City,           12/05 at 102            AAA           4,561,875
                 Missouri, Lease Revenue Bonds (Municipal Auditorium and
                 Muehlebach Hotel Redevelopment Project), Series 1995A,
                 5.900%, 12/01/18

        1,000   Kansas City Municipal Assistance Corporation, Leasehold               1/06 at 101            AAA           1,015,760
                 Revenue Capital Improvement Bonds (Kansas City, Missouri,
                 Lessee), Series 1996B, 5.750%, 1/15/14

        1,030   Missouri Housing Development Commission, Multifamily Housing         12/06 at 102            AAA           1,022,460
                 Revenue Bonds (Brookstone Village Apartments Project),
                 1996 Series A, 6.000%, 12/01/16 (Alternative Minimum Tax)

        1,915   Health and Educational Facilities Authority of the State of           2/02 at 102            AAA           1,933,729
                 Missouri, Health Facilities Revenue Bonds (Health Midwest),
                 Series 1992B, 6.250%, 2/15/22


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 4.6%

        5,000   Clark County, Nevada, Industrial Development Revenue Bonds            6/02 at 102            AAA           5,195,300
                 (Nevada Power Company Project), Series 1992A, 6.700%, 6/01/22
                 (Alternative Minimum Tax)

        8,320   Clark County School District, Nevada, General Obligation             No Opt. Call            AAA           8,977,030
                 School Improvement Bonds (Limited Tax), Series May 1, 1995A,
                 7.250%, 6/15/04

                Las Vegas Convention and Visitors Authority, Nevada, Revenue
                Bonds, Series 1999:
        2,695    5.750%, 7/01/15                                                      7/09 at 101            AAA           2,718,500
        6,035    5.750%, 7/01/16                                                      7/09 at 101            AAA           6,064,451
        6,500    5.750%, 7/01/17                                                      7/09 at 101            AAA           6,506,825
          500    5.750%, 7/01/18                                                      7/10 at 100            AAA             498,000
        4,000    6.000%, 7/01/19                                                      7/09 at 101            AAA           4,058,920


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 19.6%

       24,000   Long Island Power Authority, Electric System General Revenue          6/08 at 101            AAA          21,567,120
                  Bonds, Series 1998A, 5.000%, 12/01/18

       17,740   Long Island Power Authority (New York), Electric System General       4/08 at 101            AAA          15,315,474
                 Revenue Bonds, Series 1998B, 4.750%, 4/01/18

        4,090   Metropolitan Transportation Authority, Commuter Facilities           No Opt. Call            AAA           4,764,073
                 Revenue Bonds, Series 1994A, 8.000%, 7/01/07

        5,000   Metropolitan Transportation Authority, Transit Facilities            No Opt. Call            AAA           5,312,600
                 Revenue Bonds, Series K, 6.300%, 7/01/06

        4,985   Metropolitan Transportation Authority (New York), Transit Facilities No Opt. Call            AAA           5,809,818
                 Revenue Bonds, Series O, 8.000%, 7/01/07

        7,500   Nassau Health Care Corporation, Health System Revenue Bonds,          8/09 at 102            AAA           7,307,625
                 Series 1999 (Nassau County, New York, Guaranteed),
                 5.750%, 8/01/29

        4,000   The City of New York, General Obligation Bonds,                      No Opt. Call            AAA           4,517,840
                 Fiscal 1995 Series E, 8.000%, 8/01/05

        5,000   The City of New York, General Obligation Bonds,                   8/06 at 101 1/2            AAA           5,266,650
                 Fiscal 1997 Series E, 6.000%, 8/01/08

        7,900   The City of New York, General Obligation Bonds,                   3/06 at 101 1/2            AAA           7,963,753
                 Fiscal 1996 Series I, 5.875%, 3/15/18

                The City of New York, General Obligation Bonds, Fiscal 1993
                Series A:
          790    5.750%, 8/01/10 (Pre-refunded to 8/01/02)                        8/02 at 101 1/2            AAA             817,065
        1,710    5.750%, 8/01/10                                                  8/02 at 101 1/2            AAA           1,740,455

        5,000   The City of New York, General Obligation Bonds,                       2/08 at 101            AAA           4,735,550
                 Fiscal 1998 Series F, 5.375%, 8/01/19

        7,000   New York City, New York, Municipal Water Finance Authority,           6/09 at 101            AAA           6,850,620
                 Water and Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.750%, 6/15/31

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW YORK (continued)

                Dormitory Authority of the State of New York, New Island
                Hospital Insured Revenue Bonds, Series 1999B:
$       3,400    5.750%, 7/01/19                                                      7/09 at 101            AAA       $   3,358,860
        5,750    6.000%, 7/01/24                                                      7/09 at 101            AAA           5,770,298

       10,000   New York State Finance Agency, Housing Project Mortgage               5/06 at 102            AAA          10,103,800
                 Revenue Bonds, 1996 Series A Refunding, 6.125%, 11/01/20

                New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1995
                Series C:
        6,095    6.000%, 8/15/15 (Pre-refunded to 2/15/05)                            2/05 at 102            AAA           6,425,044
           55    6.000%, 8/15/15                                                      2/05 at 102            AAA              56,115

                New York State Medical Care Facilities Finance Agency, New York
                Hospital FHA-Insured Mortgage Revenue Bonds, 1994 Series A:
        3,000    6.750%, 8/15/14 (Pre-refunded to 2/15/05)                            2/05 at 102            AAA           3,262,500
        2,500    6.800%, 8/15/24 (Pre-refunded to 2/15/05)                            2/05 at 102            AAA           2,724,000

       20,000   New York State Urban Development Corporation,                         1/07 at 102            AAA          19,424,600
                 Correctional Capital Facilities Revenue Bonds, Series 7,
                 5.700%, 1/01/27


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.4%

        1,915   City of Cleveland, Ohio, Waterworks Improvement First                 1/02 at 102            AAA           1,994,549
                 Mortgage Revenue Bonds, Series F, 1992A, 6.250%, 1/01/15
                 (Pre-refunded to 1/01/02)

           85   City of Cleveland, Ohio, Waterworks Improvements First                1/02 at 102            AAA              87,528
                 Mortgage Revenue Bonds, Series F, 1992, 6.250%, 1/01/15

        3,250   Fairfield City School District, County of Butler, Ohio, School       12/05 at 100            AAA           3,290,495
                 Improvement Bonds, Series 1995, 6.000%, 12/01/20

        4,250   Ohio Air Quality Development Authority, State of Ohio,                6/02 at 103            AAA           4,595,865
                 Collateralized Pollution Control Revenue Refunding Bonds,
                 Series 1992 (The Cleveland Electric Illuminating Company
                 Project), 8.000%, 12/01/13


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 2.0%

        8,425   McGee Creek Authority (Oklahoma), Water Revenue Bonds,               No Opt. Call            AAA           8,728,300
                 Series 1992, 6.000%, 1/01/23

        6,000   Norman Regional Hospital Authority (Norman, Oklahoma),                9/01 at 102            AAA           6,289,560
                 Hospital Revenue Bonds, Series 1991, 6.900%, 9/01/21
                 (Pre-refunded to 9/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 3.3%

        3,550   Allegheny County Residential Finance Authority, Single Family        11/06 at 102            Aaa           3,617,344
                 Mortgage Revenue Bonds, 1996 Series AA, 6.450%, 5/01/28
                 (Alternative Minimum Tax)

        9,485   The Berks County Municipal Authority (Pennsylvania), Hospital        11/09 at 102            AAA           9,520,095
                 Revenue Bonds (The Reading Hospital and Medical Center
                 Project), Series of 1999, 6.000%, 11/01/19

        4,750   Lehigh County Industrial Development Authority, Pollution            11/02 at 102            AAA           4,899,150
                 Control Revenue Refunding Bonds, 1992 Series A (Pennsylvania
                 Power and Light Company Project), 6.400%, 11/01/21
        1,000   Luzerne County Industrial Development Authority, Exempt              12/04 at 102            AAA           1,075,030
                 Facilities Revenue Refunding Bonds, 1994 Series A (Pennsylvania
                 Gas and Water Company Project), 7.000%, 12/01/17
                 (Alternative Minimum Tax)

                University of Pittsburgh of the Commonwealth System of Higher
                Education, University Capital Project Bonds (Pennsylvania), 1992
                Series A:
        1,395    6.125%, 6/01/21 (Pre-refunded to 6/01/02)                            6/02 at 102            AAA           1,456,045
        3,355    6.125%, 6/01/21                                                      6/02 at 102            AAA           3,386,101


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 0.9%

        6,500   Piedmont Municipal Power Agency (South Carolina),                     1/03 at 102            AAA           6,836,375
                 Electric Revenue Bonds, 1992 Refunding Series,
                 6.300%, 1/01/22 (Pre-refunded to 1/01/03)

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2 (NPX) (continued)
                            April 30, 2000
    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS - 3.0%

                State of Texas, Veterans Housing Assistance Bonds,
                Series 1993, General Obligation Bonds:
$       1,315    6.800%, 12/01/23 (Alternative Minimum Tax)                          12/03 at 102            Aa1       $   1,357,330
        6,585    6.800%, 12/01/23 (Alternative Minimum Tax)                          12/03 at 102            AAA           6,812,709

        9,950   Tyler Health Facilities Development Corporation (Texas),             11/07 at 102            AAA           9,316,882
                 Hospital Revenue Bonds (East Texas Medical Center Regional
                 Healthcare System Project), Series 1997A, 5.600%, 11/01/27

        5,175   Tyler Health Facilities Development Corporation (Texas),              2/09 at 102            AAA           4,652,998
                 Hospital Revenue Bonds (East Texas Medical Center Regional
                 Healthcare System Project), Series 1997D (Remarketed),
                 5.375%, 11/01/27


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.5%

        3,600   State Board of Regents of the State of Utah, Student Loan            11/03 at 102            Aaa           3,633,444
                 Revenue Bonds, Series 1993B, 5.900%, 11/01/13
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 0.2%

        1,320   Vermont Educational and Health Buildings Financing Agency,           12/10 at 101            AAA           1,312,502
                 Hospital Revenue Bonds (Fletcher Allen Health Care Project),
                 Series 2000A, 6.000%, 12/01/23


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.3%

        2,250   Virginia Housing Development Authority, Multifamily Housing           1/08 at 102            AAA           2,283,660
                 Revenue Bonds, Series B, 6.050%, 5/01/17
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 10.5%

        5,230   Public Utility District No. 1 of Douglas County, Washington,          9/09 at 102            AAA           5,208,295
                 Wells Hydro-Electric Revenue Bonds, Series 1999A,
                 6.125%, 9/01/29 (Alternative Minimum Tax)

        2,500   City of Tacoma, Washington, Sewer Revenue Bonds,                     12/05 at 100            AAA           2,620,450
                 1995 Series B, 6.375%, 12/01/15

       25,040   State of Washington, Certificates of Participation (Washington        7/09 at 100            AAA          23,940,494
                 State Convention and Trade Center), Series 1999,
                 5.250%, 7/01/14

        8,100   Washington Health Care Facilities Authority, Revenue Bonds,           2/03 at 102            AAA           8,264,268
                 Series 1992 (Virginia Mason Obligated Group, Seattle),
                 6.300%, 2/15/17

        6,130   Washington Health Care Facilities Authority, Revenue                 11/02 at 102            AAA           6,443,304
                 Bonds, Series 1992 (Swedish Hospital Medical Center, Seattle),
                 6.300%, 11/15/22 (Pre-refunded to 11/15/02)

       10,455   Washington Public Power Supply System, Nuclear Project                7/03 at 102            AAA          10,313,335
                 No. 1 Refunding Revenue Bonds, Series 1993A,
                 5.700%, 7/01/17

        3,750   Washington Public Power Supply System, Nuclear Project                7/03 at 102            AAA           3,698,813
                 No. 1 Refunding Revenue Bonds, Series 1993B, 5.600%, 7/01/15

       10,500   Washington Public Power Supply System, Nuclear Project                7/06 at 102            AAA          10,680,390
                 No. 1 Refunding Revenue Bonds, Series 1996-A (Bonneville
                 Power Administration), 5.750%, 7/01/11

        6,295   Washington Public Power Supply System, Nuclear Project                7/03 at 102            AAA           6,139,320
                 No. 3 Refunding Revenue Bonds, Series 1993B,
                 5.600%, 7/01/17


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 2.8%

       20,000   The County Commission of Pleasants County, West Virginia,             5/05 at 102            AAA          20,659,600
                 Pollution Control Revenue Bonds (Monongahela Power
                 Company, Pleasants Station Project), 1995 Series C,
                 6.150%, 5/01/15

    PRINCIPAL                                                                       OPTIONAL CALL                             MARKET
 AMOUNT (000)   DESCRIPTION                                                           PROVISIONS*      RATINGS**               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.8%

$       2,000   Wisconsin Health and Educational Facilities Authority, Revenue        8/02 at 102            AAA       $   2,107,240
                 Bonds, Series 1992 (Children's Hospital of Wisconsin, Inc.
                 Project), 6.500%, 8/15/10 (Pre-refunded to 8/15/02)

        6,250   Wisconsin Health and Educational Facilities Authority,                8/06 at 102            AAA           6,187,500
                 Revenue Bonds, Series 1996 (Sinai Samaritan Medical
                 Center, Inc. Project), 5.750%, 8/15/16

        5,000   Wisconsin Health and Educational Facilities Authority,                8/05 at 102            AAA           5,141,400
                 Revenue Bonds, Series 1995 (Mercy Health System
                 Corporation), 6.125%, 8/15/13
------------------------------------------------------------------------------------------------------------------------------------
$     777,305   Total Investments - (cost $726,170,789) - 98.2%                                                          721,305,678
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      12,971,317
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 734,276,995
                ====================================================================================================================


                    All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or
                    Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                                 See accompanying notes to financial statements.


STATEMENT OF NET ASSETS (Unaudited)
April 30, 2000
                                                                INSURED              INSURED             PREMIER             INSURED
                                                                QUALITY          OPPORTUNITY      INSURED INCOME    PREMIUM INCOME 2
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value       $848,829,137       $1,816,193,057        $429,121,297        $721,305,678
Temporary investments in short-term
   municipal securities, at amortized
   cost, which approximates market value                      6,600,000                  --           10,100,000                 --
Cash                                                          1,905,547            4,888,957                 --                  --
Receivables:
   Interest                                                  16,054,256           36,572,507           7,972,679          13,987,891
   Investments sold                                           9,674,492            8,692,486           1,420,465          16,390,007
 Other assets                                                    38,527               54,491              18,415              35,618
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          883,101,959        1,866,401,498         448,632,856         751,719,194
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                      --                    --           6,014,923           5,687,952
Payable for investments purchased                            33,785,588           28,912,945           5,849,718           8,414,947
Accrued expenses:
   Management fees                                              437,195              925,841             228,240             381,126
   Other                                                        424,367              641,452             152,369             532,602
Preferred share dividends payable                               193,319              388,233              89,272             167,853
Common share dividends payable                                2,894,997            6,039,089           1,445,559           2,257,719
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                      37,735,466           36,907,560          13,780,081          17,442,199
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                 $845,366,493       $1,829,493,938        $434,852,775        $734,276,995
====================================================================================================================================
Preferred shares, at liquidation value                     $318,000,000       $  680,000,000        $161,000,000        $268,900,000
====================================================================================================================================
Preferred shares outstanding                                     12,720               27,200               6,440              10,756
====================================================================================================================================
Common shares outstanding                                    37,843,166           81,060,946          19,274,160          37,253,959
====================================================================================================================================
Net asset value per Common share
   outstanding (net assets less Preferred
   shares at liquidation value, divided
   by Common shares outstanding)                           $      13.94       $        14.18        $      14.21        $      12.49
====================================================================================================================================

                                  See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended April 30, 2000
                                                                INSURED             INSURED             PREMIER            INSURED
                                                                QUALITY         OPPORTUNITY      INSURED INCOME    PREMIUM INCOME 2
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                           $25,927,223         $55,829,873         $13,292,574         $21,043,331
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                               2,624,376           5,570,612           1,374,638           2,282,299
Preferred shares - auction fees                                 372,178             814,246             191,924             335,204
Preferred shares - dividend disbursing agent fees                24,932              52,596              25,185              22,020
Shareholders' servicing agent fees and expenses                  37,108              53,929              12,816              28,170
Custodian's fees and expenses                                    52,461              76,013              51,602              60,235
Directors'/Trustees' fees and expenses                            9,915              26,166               5,713               8,296
Professional fees                                                16,428              12,994              12,971              10,185
Shareholders' reports - printing and mailing expenses            17,011              37,846               1,820              32,554
Stock exchange listing fees                                      17,741              35,333              12,377               6,178
Investor relations expense                                       29,019              54,101                 --                4,628
Portfolio insurance expense                                      38,732              83,580              12,128              34,963
Other expenses                                                   24,912              84,147              17,985              25,447
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                    3,264,813           6,901,563           1,719,159           2,850,179
   Custodian fee credit                                         (44,822)            (52,160)            (27,742)            (44,469)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                  3,219,991           6,849,403           1,691,417           2,805,710
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        22,707,232          48,980,470          11,601,157          18,237,621
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from
   investment transactions                                     (922,655)         (4,116,354)         (2,339,700)         (5,198,083)
Change in net unrealized appreciation
   (depreciation) of investments                              1,383,733          (1,289,081)          1,670,790           9,101,371
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                461,078          (5,405,435)           (668,910)          3,903,288
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $23,168,310         $43,575,035         $10,932,247         $22,140,909
===================================================================================================================================

                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                                                  INSURED QUALITY                        INSURED OPPORTUNITY
                                                       ------------------------------------    ------------------------------------
                                                       SIX MONTHS ENDED          YEAR ENDED    SIX MONTHS ENDED          YEAR ENDED
                                                                4/30/00            10/31/99             4/30/00            10/31/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $ 22,707,232        $ 44,256,614       $  48,980,470      $   95,665,870
Net realized gain (loss) from
   investment transactions                                     (922,655)         (1,848,032)         (4,116,354)         (1,440,071)
Change in net unrealized appreciation
   (depreciation) of investments                              1,383,733         (70,918,815)         (1,289,081)       (138,439,350)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
      from operations                                        23,168,310         (28,510,233)         43,575,035         (44,213,551)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                                      (17,370,019)        (34,678,458)        (36,477,458)        (75,984,403)
   Preferred shareholders                                    (6,220,885)         (8,346,002)        (13,119,468)        (19,526,388)
From accumulated net realized gains from
   investment transactions:
   Common shareholders                                               --          (4,753,628)                 --          (3,268,339)
   Preferred shareholders                                            --          (1,322,344)                 --            (864,520)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (23,590,904)        (49,100,432)        (49,596,926)        (99,643,650)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to
   shareholders due to
   reinvestment of distributions                                     --           2,928,525                  --           7,709,813
Net proceeds from sale of Preferred shares                          --           57,291,876                  --          79,074,482
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   capital share transactions                                        --          60,220,401                  --          86,784,295
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                          (422,594)        (17,390,264)         (6,021,891)        (57,072,906)
Net assets at the beginning of period                       845,789,087         863,179,351       1,835,515,829       1,892,588,735
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                            $845,366,493        $845,789,087      $1,829,493,938      $1,835,515,829
===================================================================================================================================
Balance of undistributed net investment
   income at the end of period                             $    956,102        $  1,839,774      $      539,111      $    1,155,567
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                                             PREMIER INSURED INCOME                   INSURED PREMIUM INCOME 2
                                                      -------------------------------------    ------------------------------------
                                                      SIX MONTHS ENDED           YEAR ENDED    SIX MONTHS ENDED          YEAR ENDED
                                                               4/30/00             10/31/99             4/30/00            10/31/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                     $ 11,601,157         $ 22,396,247        $ 18,237,621        $ 35,954,517
Net realized gain (loss) from
   investment transactions                                  (2,339,700)          (2,424,689)         (5,198,083)            180,105
Change in net unrealized appreciation
   (depreciation) of investments                             1,670,790          (34,028,479)          9,101,371         (64,082,302)
Net increase (decrease) in net assets
      from operations                                       10,932,247          (14,056,921)         22,140,909         (27,947,680)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                                      (8,673,374)         (17,326,755)        (13,523,191)        (27,045,477)
   Preferred shareholders                                   (3,074,591)          (4,511,430)         (5,195,621)         (8,442,753)
From accumulated net realized gains
   from investment transactions:
   Common shareholders                                              --             (772,120)                 --                  --
   Preferred shareholders                                           --             (208,292)                 --                  --
Decrease in net assets from distributions
      to shareholders                                      (11,747,965)         (22,818,597)        (18,718,812)        (35,488,230)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                                    --            1,402,822                  --             429,230
Net proceeds from sale of Preferred shares                          --           20,675,162                  --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   capital share transactions                                       --           22,077,984                  --             429,230
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                         (815,718)         (14,797,534)          3,422,097         (63,006,680)
Net assets at the beginning of period                      435,668,493          450,466,027         730,854,898         793,861,578
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                           $434,852,775         $435,668,493        $734,276,995        $730,854,898
===================================================================================================================================
Balance of undistributed net investment
   income at the end of period                            $    706,810         $    853,618        $    923,839        $  1,181,455
===================================================================================================================================

                                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Insured Quality Municipal Fund, Inc.
(NQI), Nuveen Insured Municipal Opportunity Fund, Inc. (NIO), Nuveen Premier Insured Municipal Income Fund, Inc. (NIF) and Nuveen Insured Premium Income Municipal Fund 2 (NPX).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.


Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2000, Insured Quality, Insured Opportunity and Premier Insured Income had outstanding when-issued purchase commitments of $33,785,588, $28,912,945, and $5,849,718, respectively. There were no such outstanding purchase commitments in Insured Premium Income 2.


Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.


Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.


Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.


Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of Preferred shares outstanding, by Series and in total, at April 30, 2000, is as follows:

                                                             PREMIER     INSURED
                                  INSURED      INSURED      INSURED      PREMIUM
                                  QUALITY  OPPORTUNITY       INCOME     INCOME 2
--------------------------------------------------------------------------------
Number of shares:
   Series M                         2,600        4,000           --        2,080
   Series T                         2,600        4,000           --        2,200
   Series W                         2,600        4,000          840        2,080
   Series W2                           --        3,200           --           --
   Series Th                        2,320        4,000        2,800        2,200
   Series Th2                          --        4,000           --           --
   Series F                         2,600        4,000        2,800        2,196
--------------------------------------------------------------------------------
Total                              12,720       27,200        6,440       10,756
================================================================================

Insurance
The Funds invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.


Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2000.


Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


2. FUND SHARES
Transactions in Common and Preferred shares were as follows:


                                                  INSURED QUALITY                INSURED OPPORTUNITY
                                          -----------------------------    -----------------------------
                                          SIX MONTHS ENDED   YEAR ENDED    SIX MONTHS ENDED   YEAR ENDED
                                                   4/30/00     10/31/99             4/30/00     10/31/99
--------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                 --      185,736                  --      473,067
========================================================================================================
Preferred shares sold                                   --        2,320                  --        3,200
========================================================================================================

                                              PREMIER INSURED INCOME           INSURED PREMIUM INCOME 2
                                          -----------------------------    -----------------------------
                                          SIX MONTHS ENDED   YEAR ENDED    SIX MONTHS ENDED   YEAR ENDED
                                                   4/30/00     10/31/99             4/30/00     10/31/99
--------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                 --       85,914                 --        14,923
========================================================================================================
Preferred shares sold                                   --          840                 --            --
========================================================================================================

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 1, 2000, to shareholders of record on May 15, 2000, as follows:
                                                            PREMIER      INSURED
                                  INSURED      INSURED      INSURED      PREMIUM
                                  QUALITY  OPPORTUNITY       INCOME     INCOME 2
--------------------------------------------------------------------------------
Dividend per share                 $.0765       $.0745       $.0750       $.0605
================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the six months ended April 30, 2000, were as follows:

                                                                                        PREMIER       INSURED
                                                             INSURED       INSURED      INSURED       PREMIUM
                                                             QUALITY   OPPORTUNITY       INCOME      INCOME 2
-------------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                       $103,560,803  $139,815,352  $42,306,645  $161,411,278
   Short-term municipal securities                        57,600,000    87,700,000   59,600,000    46,250,000
Sales and maturities:
   Long-term municipal securities                         56,592,200   101,126,754   46,892,825   148,997,991
   Short-term municipal securities                        72,975,000   104,905,000   60,000,000    65,550,000
=============================================================================================================


At April 30, 2000, the identified cost of investments owned for federal income tax purposes were as follows:
                                                           PREMIER       INSURED
                             INSURED         INSURED       INSURED       PREMIUM
                             QUALITY     OPPORTUNITY        INCOME      INCOME 2
--------------------------------------------------------------------------------
                        $853,851,164  $1,791,538,032  $428,633,904  $726,266,749
================================================================================

At October 31, 1999, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:
                                                            PREMIER      INSURED
                                  INSURED      INSURED      INSURED      PREMIUM
                                  QUALITY  OPPORTUNITY       INCOME     INCOME 2
--------------------------------------------------------------------------------
Expiration year:
   2002                           $    --        $  --      $    --  $ 1,737,245
   2003                                --           --           --   12,029,555
   2004                                --           --           --    2,080,786
   2005                                --           --           --           --
   2006                                --           --           --           --
   2007                         1,848,032       29,713    2,424,689           --
--------------------------------------------------------------------------------
Total                          $1,848,032      $29,713   $2,424,689  $15,847,586
================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at April 30, 2000, were as follows:

                                                                                       PREMIER        INSURED
                                                            INSURED       INSURED      INSURED        PREMIUM
                                                            QUALITY   OPPORTUNITY       INCOME       INCOME 2
-------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                        $ 22,807,225  $ 61,623,058  $16,248,989   $ 12,268,313
   depreciation                                         (21,229,252)  (36,968,033)  (5,661,596)   (17,229,384)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)             $  1,577,973  $ 24,655,025  $10,587,393   $ (4,961,071)
=============================================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At April 30, 2000, net assets consisted of:

                                                                                          PREMIER        INSURED
                                                            INSURED         INSURED       INSURED        PREMIUM
                                                            QUALITY     OPPORTUNITY        INCOME       INCOME 2
----------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                $318,000,000  $  680,000,000  $161,000,000   $268,900,000
Common shares, $.01 par value per share                     378,432         810,609       192,742        372,540
Paid-in surplus                                         527,224,673   1,127,635,260   267,130,219    490,081,848
Balance of undistributed net investment income              956,102         539,111       706,810        923,839
Accumulated net realized gain (loss) from
   investment transactions                              (2,797,758)     (5,556,425)    (4,764,389)   (21,136,121)
Net unrealized appreciation (depreciation)
   of investments                                        1,605,044      26,065,383     10,587,393     (4,865,111)
----------------------------------------------------------------------------------------------------------------
Net assets                                            $845,366,493  $1,829,493,938   $434,852,775   $734,276,995
================================================================================================================
Authorized shares:
   Common                                              200,000,000     200,000,000    200,000,000      Unlimited
   Preferred                                             1,000,000       1,000,000      1,000,000      Unlimited
================================================================================================================

8. INVESTMENT COMPOSITION
At April 30, 2000, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                                             Premier    Insured
                                     Insured      Insured    Insured    Premium
                                     Quality  Opportunity     Income   Income 2
--------------------------------------------------------------------------------
Education and Civic Organizations          4%           1%         1%         1%
Healthcare                                16           14         16         12
Housing/Multifamily                        6            3          4          8
Housing/Single Family                      6           11          3          4
Tax Obligation/General                     4            2          1         11
Tax Obligation/Limited                    10            3         17         18
Transportation                            17           12          9         12
U.S. Guaranteed                           21           29         34          9
Utilities                                 14           14         15         22
Water and Sewer                            2           11         --          3
--------------------------------------------------------------------------------
                                         100%         100%       100%       100%
================================================================================

All of the long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

FINANCIAL HIGHLIGHTS
(Unaudited)

                      FINANCIAL HIGHLIGHTS (Unaudited)

                      Selected data for a Common share outstanding throughout
                      each period:
                                         INVESTMENT OPERATIONS                              LESS DISTRIBUTIONS
                                    -----------------------------   ----------------------------------------------------------------

                                                NET                 NET           NET
                                                REALIZED/           INVESTMENT    INVESTMENT     CAPITAL      CAPITAL
                         BEGINNING  NET         UNREALIZED          INCOME        INCOME         GAINS        GAINS
                         NET ASSET  INVESTMENT  INVESTMENT          TO COMMON     TO PREFERRED   TO COMMON    TO PREFERRED
                         VALUE      INCOME      GAIN (LOSS) TOTAL   SHAREHOLDERS  SHAREHOLDERS+  SHAREHOLDERS SHAREHOLDERS+  TOTAL
------------------------------------------------------------------------------------------------------------------------------------
INSURED QUALITY
Year Ended 10/31:
    2000 (a)             $13.95      $.60       $  .01      $ .61   $ (.46)       $(.16)         $ --         $ --           $ (.62)
    1999                  16.02      1.17        (1.91)      (.74)    (.92)        (.22)          (.13)        (.04)          (1.31)
    1998                  15.68      1.18          .36       1.54     (.94)        (.25)          (.01)         --            (1.20)
    1997                  15.50      1.22          .28       1.50     (.98)        (.25)          (.07)        (.02)          (1.32)
    1996                  15.79      1.24         (.12)      1.12     (.98)        (.25)          (.14)        (.04)          (1.41)
    1995                  14.50      1.27         1.32       2.59    (1.01)        (.29)           --           --            (1.30)
INSURED OPPORTUNITY
Year Ended 10/31:
    2000 (a)              14.25       .60         (.06)       .54     (.45)        (.16)           --           --             (.61)
    1999                  16.04      1.18        (1.73)      (.55)    (.94)        (.24)          (.04)        (.01)          (1.23)
    1998                  15.78      1.21          .28       1.49     (.97)        (.26)           --           --            (1.23)
    1997                  15.54      1.23          .28       1.51     (.98)        (.26)          (.02)        (.01)          (1.27)
    1996                  15.60      1.24          .02       1.26     (.98)        (.26)          (.06)        (.02)          (1.32)
    1995                  14.04      1.25         1.60       2.85     (.98)        (.31)           --           --            (1.29)
PREMIER INSURED INCOME
Year Ended 10/31:
    2000 (a)              14.25       .60         (.03)       .57     (.45)        (.16)           --           --             (.61)
    1999                  16.18      1.16        (1.89)      (.73)    (.90)        (.23)          (.04)        (.01)          (1.18)
    1998                  15.84      1.16          .38       1.54     (.92)        (.25)          (.02)        (.01)          (1.20)
    1997                  15.49      1.19          .36       1.55     (.94)        (.26)           --           --            (1.20)
    1996                  15.53      1.19         (.03)      1.16     (.94)        (.26)           --           --            (1.20)
    1995                  14.05      1.20         1.51       2.71     (.94)        (.29)           --           --            (1.23)
INSURED PREMIUM INCOME 2
Year Ended 10/31:
    2000 (a)              12.40       .50          .09        .59     (.36)        (.14)           --           --             (.50)
    1999                  14.10       .97        (1.71)      (.74)    (.73)        (.23)           --           --             (.96)
    1998                  13.60       .95          .53       1.48     (.73)        (.25)           --           --             (.98)
    1997                  13.04      1.00          .54       1.54     (.73)        (.25)           --           --             (.98)
    1996                  13.03       .99           --        .99     (.71)        (.27)           --           --             (.98)
    1995                  10.99      1.00         2.08       3.08     (.75)        (.29)           --           --            (1.04)
                                                                                      TOTAL RETURNS
                                                                                 -----------------------
                                ORGANIZATION
                                AND OFFERING
                                COSTS                                                             BASED
                                AND PREFERRED     ENDING                         BASED            ON
                                SHARE             NET            ENDING          ON               NET
                                UNDERWRITING      ASSET          MARKET          MARKET           ASSET
                                DISCOUNTS         VALUE          VALUE           VALUE**          VALUE**
------------------------------------------------------------------------------------------------------------------------------------
INSURED QUALITY
Year Ended 10/31:
    2000 (a)                    $--               $13.94         $13.3750        4.99%             3.28%
    1999                        (.02)              13.95          13.1875       (9.65)            (6.77)
    1998                         --                16.02          15.6250        6.13              8.43
    1997                         --                15.68          15.6250       10.57              8.22
    1996                         --                15.50          15.1250        8.54              5.49
    1995                         --                15.79          15.0000       22.62             16.43
INSURED OPPORTUNITY
Year Ended 10/31:
    2000 (a)                     --                14.18          12.5000       (2.71)             2.72
    1999                        (.01)              14.25          13.3125      (14.71)            (5.33)
    1998                         --                16.04          16.6250       12.03              7.99
    1997                         --                15.78          15.7500       10.18              8.32
    1996                         --                15.54          15.2500        9.77              6.50
    1995                         --                15.60          14.8750       22.78             18.74
PREMIER INSURED INCOME
Year Ended 10/31:
    2000 (a)                     --                14.21          13.0625        2.97              2.92
    1999                        (.02)              14.25          13.1250      (17.33)            (6.42)
    1998                         --                16.18          16.8750       14.06              8.35
    1997                         --                15.84          15.6875       12.09              8.56
    1996                         --                15.49          14.8750        9.23              5.93
    1995                         --                15.53          14.5000       24.14             17.73
INSURED PREMIUM INCOME 2
Year Ended 10/31:
    2000 (a)                     --                12.49          10.9375       (1.65)            3.71
    1999                         --                12.40          11.5000      (11.16)           (7.21)
    1998                         --                14.10          13.6875       16.35             9.28
    1997                         --                13.60          12.4375       15.45             10.15
    1996                         --                13.04          11.4380        6.95              5.70
    1995                         --                13.03          11.3750       23.46             26.20
                                                             RATIOS/SUPPLEMENTAL DATA
                             -----------------------------------------------------------------------------------
                                                                         BEFORE CREDIT
                                                  --------------------------------------------------------------
                                                                  RATIO OF NET                      RATIO OF NET
                                                  RATIO OF        INVESTMENT      RATIO OF          INVESTMENT
                                                  EXPENSES        INCOME          EXPENSES          INCOME
                                                  TO AVERAGE      TO AVERAGE      TO AVERAGE        TO AVERAGE
                                ENDING            NET ASSETS      NET ASSETS      TOTAL             TOTAL
                                   NET            APPLICABLE      APPLICABLE      NET ASSETS        NET ASSETS
                                ASSETS            TO COMMON       TO COMMON       INCLUDING         INCLUDING
                                  (000)           SHARES++        SHARES++        PREFERRED++       PREFERRED++
------------------------------------------------------------------------------------------------------------------------------------
INSURED QUALITY
Year Ended 10/31:
    2000 (a)                 $  845,366           1.24%*          8.64%*          .78%*             5.39%*
    1999                        845,789           1.19            7.66            .79               5.11
    1998                        863,179           1.13            7.49            .79               5.21
    1997                        848,362           1.15            7.88            .79               5.44
    1996                        839,304           1.17            7.98            .80               5.50
    1995                        849,583           1.19            8.36            .81               5.73
INSURED OPPORTUNITY
Year Ended 10/31:
    2000 (a)                  1,829,494           1.21*           8.55*           .76*              5.37*
    1999                      1,835,516           1.16            7.67            .77               5.07
    1998                      1,892,589           1.13            7.60            .77               5.17
    1997                      1,861,771           1.15            7.92            .78               5.34
    1996                      1,837,731           1.16            8.01            .78               5.38
    1995                      1,841,780           1.19            8.43            .79               5.59
PREMIER INSURED INCOME
Year Ended 10/31:
    2000 (a)                    434,853           1.26*           8.48*           .79*              5.34*
    1999                        435,631           1.19            7.49            .79               5.01
    1998                        450,466           1.16            7.29            .79               5.00
    1997                        443,173           1.17            7.61            .80               5.18
    1996                        436,134           1.18            7.70            .80               5.22
    1995                        436,920           1.20            8.05            .81               5.40
INSURED PREMIUM INCOME 2
Year Ended 10/31:
    2000 (a)                    734,277           1.24*           7.89*           .78*              4.99*
    1999                        730,855           1.21            7.11            .79               4.64
    1998                        793,862           1.20            6.89            .79               4.53
    1997                        775,213           1.23            7.55            .80               4.89
    1996                        754,329           1.36            7.53            .86               4.78
    1995                        427,908           1.37            8.29            .83               5.07
                                                           RATIOS/SUPPLEMENTAL DATA
                                ------------------------------------------------------------------------------
                                                       AFTER  CREDIT***
                                --------------------------------------------------------------
                                                  RATIO OF NET                    RATIO OF NET
                                RATIO OF          INVESTMENT      RATIO OF        INVESTMENT
                                EXPENSES          INCOME          EXPENSES        INCOME
                                TO AVERAGE        TO AVERAGE      TO AVERAGE      TO AVERAGE
                                NET ASSETS        NET ASSETS      TOTAL           TOTAL
                                APPLICABLE        APPLICABLE      NET ASSETS      NET ASSETS        PORTFOLIO
                                TO COMMON         TO COMMON       INCLUDING       INCLUDING         TURNOVER
                                SHARES++          SHARES++        PREFERRED++     PREFERRED++       RATE
------------------------------------------------------------------------------------------------------------------------------------
INSURED QUALITY
Year Ended 10/31:
    2000 (a)                    1.23%*            8.66%*          .77%*           5.40%*             7%
    1999                        1.18              7.67            .79             5.11              27
    1998                        1.13              7.49            .79             5.21              16
    1997                        1.15              7.88            .79             5.44               8
    1996                        1.17              7.98            .80             5.50              33
    1995                        1.19              8.36            .81             5.73              30
INSURED OPPORTUNITY
Year Ended 10/31:
    2000 (a)                    1.20*             8.55*           .75*            5.37*              6
    1999                        1.16              7.67            .77             5.07              26
    1998                        1.13              7.60            .77             5.17              12
    1997                        1.15              7.92            .78             5.34               8
    1996                        1.16              8.01            .78             5.38              18
    1995                        1.19              8.43            .79             5.59              16
PREMIER INSURED INCOME
Year Ended 10/31:
    2000 (a)                    1.24*             8.50*           .78*            5.35*             10
    1999                        1.18              7.50            .79             5.01              32
    1998                        1.16              7.29            .79             5.00              10
    1997                        1.17              7.61            .80             5.18               4
    1996                        1.18              7.70            .80             5.22               3
    1995                        1.20              8.05            .81             5.40               5
INSURED PREMIUM INCOME 2
Year Ended 10/31:
    2000 (a)                    1.22*             7.90*           .77*            5.00*             21
    1999                        1.21              7.11            .79             4.64              35
    1998                        1.20              6.89            .79             4.53              31
    1997                        1.23              7.55            .80             4.89              37
    1996                        1.36              7.53            .86             4.78              32
    1995                        1.37              8.29            .83             5.07              30




*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

*** After custodian fee credit, where applicable. + The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the six months ended April 30, 2000.

Build Your Wealth Automatically

Sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Dollar-cost averaging does not ensure a profit, nor does it protect you against loss in a declining market. Because such a plan involves continuous investment regardless of fluctuating prices, investors should consider their financial ability to continue purchases through periods of low price levels.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment advisor if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund Information


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended April 30, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
                  FOR GENERATIONS

PHOTO OF:John Nuveen, Sr.
John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


LOGO: NUVEEN Investments

Invest well. Look ahead. LEAVE YOUR MARK.sm


John Nuveen & Co. Incorporated o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com

                                                                      FSA-4-4-00